UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund:  BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Muni Intermediate

Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2016

Date of reporting period: 04/30/2016

Item 1 – Report to Stockholders

APRIL 30, 2016

ANNUAL REPORT

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year brought valuations to more reasonable levels, creating some appealing entry points for investors in 2016. Nonetheless, slow but relatively stable growth in the United States is countered by a less optimistic global economic outlook and uncertainties around the efficacy of China’s policy response, the potential consequences of negative interest rates in Europe and Japan, and a host of geopolitical risks.

For the 12 months ended April 30, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.43%	1.21%
U.S. small cap equities (Russell 2000® Index)	(1.90)	(5.94)
International equities (MSCI Europe, Australasia, Far East Index)	(3.07)	(9.32)
Emerging market equities (MSCI Emerging Markets Index)	(0.13)	(17.87)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.76	3.74
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.82	2.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	5.16
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.38	(1.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments, with municipal bonds being one of the strongest-performing sectors for the 12-month period. Investors favored the relative stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, falling oil prices, global growth concerns, geopolitical risks, and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended April 30, 2016, municipal bond funds garnered net inflows of approximately $27 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $380 billion (though lower than the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 58%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2016
6 months: 3.52%
12 months: 5.16%

A Closer Look at Yields

From April 30, 2015 to April 30, 2016, yields on AAA-rated 30-year municipal bonds decreased by 47 basis points (“bps”) from 3.05% to 2.58%, while 10-year rates fell by 51 bps from 2.12% to 1.61% and 5-year rates decreased 32 bps from 1.30% to 0.98% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 58 bps and the spread between 2- and 10-year maturities flattening by 62 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”), (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3 % of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instru-

ment and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	5

Fund Summary as of April 30, 2016	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”)) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2016 ($14.74)[1]	4.88%
Tax Equivalent Yield[2]	8.62%
Current Monthly Distribution per Common Share[3]	$0.06
Current Annualized Distribution per Common Share[3]	$0.72
Economic Leverage as of April 30, 2016[4]	11%

[1]

Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the Additional Information — Section 19(a) Notice for estimated sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.0575 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUA[1,2]	9.30%	7.90%
Lipper Closed-End High Yield Municipal Debt Funds[3]	9.79%	7.73%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The Fund’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, also aided results. (Duration is a measure of interest-rate sensitivity.) Positions in lower-rated investment-grade bonds, as well as holdings of below investment-grade and unrated bonds, further helped performance at a time of elevated demand for higher-risk, higher-yielding investments. Sector concentrations in tobacco and health care contributed strongly given their outperformance relative to the broader municipal market. The Fund’s performance also benefited from minimal exposure to debt issued by Puerto Rico, which lagged the broader market considerably.

•

Despite offering generous yields in comparison to the broader market, the Fund’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.) The Fund’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate term yields in relation to the longer maturities in which the portfolio’s holdings are largely concentrated.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$14.74	$14.22	3.66%	$15.05	$13.22
Net Asset Value	$14.45	$14.12	2.34%	$14.45	$13.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Health	22%	26%
Transportation	19	19
Tobacco	14	10
County/City/Special District/School District	14	16
Education	9	8
Utilities	8	9
Corporate	7	8
Housing	4	1
State	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/16		4/30/15
AA/Aa	19%		18%
A	7		7
BBB/Baa	24		27
BB/Ba	10		9
B/B	9		8
CCC/Caa	—	[2]	1
N/R3	31		30

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 5% of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2016	7%
2017	8
2018	8
2019	5
2020	13

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2016	7

Fund Summary as of April 30, 2016	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2016 ($12.55)[1]	5.78%
Tax Equivalent Yield[2]	10.21%
Current Monthly Distribution per Common Share[3]	$0.0605
Current Annualized Distribution per Common Share[3]	$0.7260
Economic Leverage as of April 30, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.0565 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MEN[1,2]	14.35%	8.50%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•	Given the decline in yields, the Fund’s duration exposure made a significant contribution to performance during the annual period. (Duration is a measure of interest-rate sensitivity.)

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The 5- to 10-year portion of the yield curve outpaced the broader market during the first half of the period, while longer-term bonds led during the second half. In this environment, the Fund benefited from its exposure to the longer end of the yield curve. The Fund’s performance was also helped by its allocations to the tax-backed local, school district and transportation sectors. In addition, the Fund was aided by its positions in bonds with wider yield spreads at a time in which investors displayed a preference for higher-yielding securities.

•

The Fund’s positions in general obligation securities issued by the city of Chicago and the state of Illinois, which trailed the broader market due to investor concerns about budget issues and pension funding liabilities, had a negative impact on performance. Yield spreads on these issues widened significantly, especially during the first half of the reporting period, resulting in slightly lower prices for the full year.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$12.55	$11.67	7.54%	$12.70	$10.87
Net Asset Value	$12.52	$12.27	2.04%	$12.57	$11.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	21%	20%
County/City/Special District/School District	21	27
Utilities	16	16
State	15	15
Health	11	9
Education	10	10
Corporate	4	2
Housing	1	1
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/16		4/30/15
AAA/Aaa	9%		11%
AA/Aa	58		58
A	25		25
BBB/Baa	7		6
N/R	1	[2]	—	[3]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016, the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% of the Fund’s total investments.

[3]	Representing less than 1% of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2016	8%
2017	10
2018	10
2019	15
2020	4

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2016	9

Fund Summary as of April 30, 2016	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2016 ($18.14)[1]	5.69%
Tax Equivalent Yield[2]	10.05%
Current Monthly Distribution per Common Share[3]	$0.086
Current Annualized Distribution per Common Share[3]	$1.032
Economic Leverage as of April 30, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.081 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MHD[1,2]	11.91%	8.65%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The Fund’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, also aided results. (Duration is a measure of interest-rate sensitivity.) Positions in lower-rated investment-grade bonds, as well as holdings of below investment-grade and unrated bonds, further helped performance at a time of elevated demand for higher-risk, higher-yielding investments. Sector concentrations in transportation, health care and utilities also contributed strongly.

•

Despite offering generous yields in comparison to the broader market, the Fund’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates). The Fund’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate term yields in relation to the longer maturities in which the portfolio’s holdings are largely concentrated.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16		4/30/15	Change	High	Low
Market Price	$18.14		$17.25	5.16%	$18.68	$15.75
Net Asset Value	$17.96	[1]	$17.59	2.10%	$18.00	$17.08

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amounts reported in the Statements of Assets and Liabilities and the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	24%	25%
Health	19	18
Utilities	12	11
County/City/Special District/School District	12	12
State	12	11
Education	10	10
Corporate	6	8
Tobacco	5	4
Housing	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	5%	8%
AA/Aa	48	44
A	22	26
BBB/Baa	13	11
BB/Ba	4	4
B	1	2
N/R2	7	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	5
2018	5
2019	25
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2016	11

Fund Summary as of April 30, 2016	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2016 ($16.23)[1]	5.73%
Tax Equivalent Yield[2]	10.12%
Current Monthly Distribution per Common Share[3]	$0.0775
Current Annualized Distribution per Common Share[3]	$0.9300
Economic Leverage as of April 30, 2016[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.0745 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUH[1,2]	12.90%	8.25%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The Fund’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, also aided results. (Duration is a measure of interest-rate sensitivity). Positions in lower-rated investment-grade bonds, as well as holdings of below investment-grade and unrated bonds, further helped performance at a time of elevated demand for higher-risk, higher-yielding investments. Sector concentrations in transportation, health care and state tax-backed general obligation bonds also contributed strongly.

•

Despite offering generous yields in comparison to the broader market, the Fund’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.) The Fund’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate term yields in relation to the longer maturities in which the portfolio’s holdings are largely concentrated.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$16.23	$15.28	6.22%	$16.56	$14.10
Net Asset Value	$16.51	$16.21	1.85%	$16.55	$15.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	22%	23%
Health	19	18
State	14	14
Utilities	12	11
County/City/Special District/School District	12	13
Education	9	9
Corporate	6	7
Tobacco	5	4
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	4%	7%
AA/Aa	50	47
A	23	23
BBB/Baa	11	11
BB/Ba	4	4
B	1	2
N/R2	7	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 3% and 5%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	7%
2017	5
2018	5
2019	27
2020	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2016	13

Fund Summary as of April 30, 2016	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2016 ($14.31)[1]	5.66%
Tax Equivalent Yield[2]	10.00%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of April 30, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUS[1,2]	14.09%	8.24%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

On a sector basis, the largest contributions to Fund performance came from transportation and tax-backed local issues. The Fund’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, also aided results. (Duration is a measure of interest-rate sensitivity.) Exposure to lower-quality bonds on the investment-grade spectrum further benefited results at a time of elevated investor demand for higher-risk, higher-yielding assets. Yield curve positioning was an additional contributor, as the Fund was positioned to capitalize on the outperformance of intermediate- and longer-term bonds versus those with maturities of five years and below. Positions in zero-coupon bonds, which delivered outstanding returns compared to current-coupon issues, also contributed positively.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

Despite offering generous yields in comparison to the broader market, the Fund’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16		4/30/15	Change	High	Low
Market Price	$14.31		$13.32	7.43%	$14.71	$12.58
Net Asset Value	$14.85	[1]	$14.57	1.92%	$14.90	$14.21

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amounts reported in the Statements of Assets and Liabilities and the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	40%	34%
County/City/Special District/School District	25	29
Utilities	14	13
Health	10	9
State	5	8
Education	3	3
Housing	1	2
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	6%	5%
AA/Aa	56	67
A	32	25
BBB/Baa	3	3
N/R	3	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	1%
2017	—
2018	26
2019	13
2020	4

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2016	15

Fund Summary as of April 30, 2016	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2016 ($15.19)[1]	4.78%
Tax Equivalent Yield[2]	8.45%
Current Monthly Distribution per Common Share[3]	$0.0605
Current Annualized Distribution per Common Share[3]	$0.7260
Economic Leverage as of April 30, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.0555 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUI[1,2]	12.27%	9.04%
Lipper Intermediate Municipal Debt Funds[3]	9.22%	6.57%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

With this as the backdrop, the Fund’s holdings in longer-duration and longer-dated bonds generally provided the best returns. (Duration is a measure of interest-rate sensitivity) The Fund’s allocations to the tax-backed (states, local and school districts), transportation and health care sectors were positive contributors to performance. Consistent with the broader market environment, the strongest returns came from the Fund’s holdings in higher-yielding, lower-rated investment-grade credits. With that said, positions in high-quality, pre-refunded bonds also contributed to performance.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	APRIL 30, 2016

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16		4/30/15	Change	High	Low
Market Price	$15.19		$14.47	4.98%	$15.19	$13.48
Net Asset Value	$16.17	[1]	$15.86	1.95%	$16.21	$15.51

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amounts reported in the Statements of Assets and Liabilities and the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	24%	23%
County/City/Special District/School District	18	19
State	14	16
Education	13	9
Health	11	9
Utilities	11	10
Corporate	5	10
Housing	2	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	3%	4%
AA/Aa	47	50
A	40	35
BBB/Baa	5	7
BB/Ba	1	1
B	1	1
CCC/Caa	—	—	[2]
N/R3	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated Investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2016	5%
2017	5
2018	5
2019	8
2020	8

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2016	17

Fund Summary as of April 30, 2016	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2016 ($17.38)[1]	5.73%
Tax Equivalent Yield[2]	10.12%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of April 30, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.079 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MVT[1,2]	13.88%	7.61%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The Fund’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, also aided results. (Duration is a measure of interest-rate sensitivity.) Positions in lower-rated investment-grade bonds, as well as holdings of below investment-grade and unrated bonds, further helped performance at a time of elevated demand for higher-risk, higher-yielding investments. Sector concentrations in transportation, utilities and health care also contributed strongly.

•

Despite offering generous yields in comparison to the broader market, the Fund’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.) The Fund’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate term yields in relation to the longer maturities in which the portfolio’s holdings are largely concentrated.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$17.38	$16.26	6.89%	$17.78	$14.53
Net Asset Value	$16.17	$16.01	1.00%	$16.21	$15.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	24%	24%
Health	18	18
Utilities	13	13
State	13	13
County/City/Special District/School District	11	12
Education	7	6
Corporate	7	8
Tobacco	5	4
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	6%	8%
AA/Aa	49	49
A	21	21
BBB/Baa	10	11
BB/Ba	4	3
B	2	2
N/R2	8	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015 the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 3% and 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	6%
2017	8
2018	11
2019	23
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2016	19

Schedule of Investments April 30, 2016	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/17	$895	$900,370
5.25%, 1/01/19	2,000	2,012,000
5.50%, 1/01/21	1,215	1,222,290
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	3,745	4,393,409
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	2,165	2,582,109

		11,110,178
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,040	1,045,824
5.00%, 6/01/32	1,500	1,418,985

		2,464,809
Arizona — 1.5%
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	553,120
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	425	471,350
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (a)	570	671,072
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	1,000	1,190,790
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	305	323,160
Basis Schools, Inc. Projects, 5.00%, 7/01/45	855	889,397
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	260	275,683
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	290	301,600
Legacy Traditional School Projects, 5.00%, 7/01/35	320	336,070
Legacy Traditional School Projects, 5.00%, 7/01/45	255	264,285
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	2,057,220
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	500	586,505

		7,920,252
California — 7.8%
California Municipal Finance Authority, RB, Urban Discovery Academy Project (a):
5.50%, 8/01/34	315	332,936
6.00%, 8/01/44	665	706,237
6.13%, 8/01/49	580	616,592

Municipal Bonds	Par (000)	Value
California (continued)
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	$1,570	$1,799,660
Value Schools, 6.65%, 7/01/33	435	503,091
Value Schools, 6.90%, 7/01/43	975	1,135,709
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (a)(c):
5.00%, 12/01/41	690	750,823
5.00%, 12/01/46	920	1,000,298
5.25%, 12/01/56	2,760	3,000,368
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,495,573
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 5/01/43	1,650	1,666,500
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,091,529
6.50%, 5/01/42	2,220	2,686,555
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	468,851
County of California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.60%, 6/01/36	1,285	1,301,448
5.70%, 6/01/46	3,600	3,646,116
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,362,237
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, Asset-Backed:
Bonds, 5.13%, 6/01/47	3,850	3,753,981
Senior, 5.75%, 6/01/47	3,980	3,989,950
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	1,490	1,490,521
5.00%, 6/01/37	4,580	4,579,588

		40,378,563
Colorado — 2.1%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	500	508,410
Colorado Health Facilities Authority, Refunding RB, Series A (a):
6.13%, 12/01/45	335	347,639
6.25%, 12/01/50	1,115	1,154,750
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	760,090

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	IDB	Industrial Development Board
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	MRB	Mortgage Revenue Bonds
BARB	Building Aid Revenue Bonds	HDA	Housing Development Authority	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	PSF-GTD	Permanent School Fund Guaranteed
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds	RB	Revenue Bonds
COP	Certificates of Participation	IDA	Industrial Development Authority	S/F	Single-Family

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Colorado (continued)
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	$5,985	$6,468,887
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,739,130

		10,978,906
Connecticut — 0.9%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	1,430	1,433,360
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	1,420	1,455,557
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (a)	1,835	1,869,241

		4,758,158
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,000	1,093,580
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,280	2,394,524

		3,488,104
District of Columbia — 0.0%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	55	53,235
Florida — 9.4%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,535	1,609,002
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A:
1st Mortgage, 8.25%, 1/01/44 (d)	515	442,550
1st Mortgage, 8.25%, 1/01/49 (d)	1,105	949,714
5.75%, 1/01/50	655	654,987
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	2,510	2,991,192
County of Miami-Dade Florida IDA, RB, Series A:
5.00%, 6/01/35	1,460	1,577,223
5.00%, 6/01/40	2,000	2,138,500
5.00%, 6/01/48	2,815	2,987,954
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,937,150
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	690	715,309
6.00%, 6/15/34	835	869,218
6.13%, 6/15/44	3,220	3,322,557
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,940	2,033,527
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	410	411,456
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17 (a)	535	566,635
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,834,718

Municipal Bonds	Par (000)	Value
Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 5/01/21	$200	$203,910
4.25%, 5/01/26	160	162,347
5.00%, 5/01/36	460	472,024
5.13%, 5/01/46	915	943,548
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	4,550	5,961,455
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 5/01/37	845	899,367
Series B, 5.00%, 5/01/37	495	526,848
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34	500	609,170
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	4,358	1,743,158
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	575	575,874
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (f)	250	200,448
Convertible CAB, Series A3, 0.00%, 5/01/40 (f)	585	350,602
Convertible CAB, Series A4, 0.00%, 5/01/40 (f)	305	135,405
Series 2, 0.00%, 5/01/40 (f)	805	421,152
Series A1, 6.65%, 5/01/40	910	920,420
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (f)	1,305	806,973
Series 1, 6.65%, 5/01/40 (d)(e)	50	51,070
Series 3, 6.61%, 5/01/40 (d)(e)	875	9
Series 3, 6.65%, 5/01/40 (d)(e)	710	7
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,600	1,942,432
7.00%, 5/01/41	2,615	3,188,417
5.50%, 5/01/42	1,220	1,402,378

		48,558,706
Georgia — 1.8%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	580	581,375
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,615	2,719,234
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,149,011
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	805,315
6.63%, 11/15/39	880	1,011,903
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	265	300,245

		9,567,083
Guam — 0.4%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	505	559,247
7.00%, 11/15/19 (b)	1,115	1,353,164

		1,912,411

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Illinois — 4.7%
City of Chicago Illinois, GO, Series A, 5.50%, 1/01/39	$3,600	$3,581,244
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (d)(e)(g)	1,214	12
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (d)(e)	3,129	31
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,285,760
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,546,244
Primary Health Care Centers Program, 6.60%, 7/01/24	1,085	1,087,300
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	365	391,101
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	860	915,806
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,619,276
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	2,370	2,694,145
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	180	212,231
6.00%, 6/01/28	710	848,457
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,730	1,739,844
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,260	1,260,819

		24,182,270
Indiana — 1.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	825	1,011,467
7.00%, 1/01/44	2,000	2,467,300
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (a)	2,510	2,512,083
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	510,317
5.00%, 7/01/48	1,555	1,681,250

		8,182,417
Iowa — 2.7%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	2,090	2,175,167
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,357,185
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,385,420
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	2,182,659
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,202,568
Series C, 5.38%, 6/01/38	4,900	4,877,803

		14,180,802
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 7/01/49	4,000	4,599,120

Municipal Bonds	Par (000)	Value
Louisiana — 2.9%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	$1,055	$1,108,182
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,417,500
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,126,869
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	6,274,494

		14,927,045
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,359,155
Maryland — 2.0%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	3,227,007
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,956,437
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,085	2,974,279

		10,157,723
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 7/01/44	1,905	2,148,173
Boston Medical Center, Series D, 4.00%, 7/01/45	1,295	1,345,376
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,170,345
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	2,020	2,200,083
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,758,170

		8,622,147
Michigan — 0.9%
City of Detroit Michigan, GO, Financial Recovery (f)(h):
Series B-1, 4.00%, 4/01/44	315	121,213
Series B-2, 4.00%, 4/01/44	100	44,446
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,785	3,099,037
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	415	443,797
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	920	1,005,578

		4,714,071
Minnesota — 0.3%
City of Rochester Minnesota, RB, Health Care And Facility Homestead Rochester Incorporate, 5.00%, 12/01/49	1,335	1,386,491
Missouri — 1.0%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,620,788

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Missouri (continued)
Lees Summit Industrial Development Authority, RB, John Knox Obligated Group, 5.25%, 8/15/39	$2,235	$2,334,078

		4,954,866
New Jersey — 4.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,103,415
5.25%, 11/01/44	770	793,423
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,150	1,173,242
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,717,865
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,155	2,426,250
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,764,029
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 8/01/49 (a)	500	522,950
New Jersey Health Care Facilities Financing Authority, Refunding RB:
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	2,650	3,080,069
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,488,611
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.25%, 6/15/41	1,140	1,242,554
Tobacco Settlement Financing Corp., Refunding RB, Series 1A:
5.00%, 6/01/29	3,735	3,733,767
5.00%, 6/01/41	1,070	1,011,086

		24,057,261
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	3,232,013
New York — 7.6%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT, 8.00%, 8/01/28 (h)	1,765	1,815,232
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1:
6.50%, 7/01/24	610	611,348
6.63%, 7/01/29	1,100	1,102,541
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	5,400	5,688,954
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	3,315	3,165,626
County of Nassau Tobacco New York Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	1,170	1,110,365
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,354	1,537,894
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	2,890	2,876,706
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (b)	1,490	1,705,931
6.50%, 11/15/28	510	583,766

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$1,270	$1,429,156
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	4,705	5,095,703
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	455	499,449
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,080	1,189,847
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	1,565	1,924,919
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,335	1,354,945
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,574,514
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/34	1,135	1,134,909
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,800	4,800,048

		39,201,853
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/38	4,565	4,985,436
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,147,540
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,626,511

		7,759,487
Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	4,340	4,199,080
5.75%, 6/01/34	6,745	6,432,032
6.00%, 6/01/42	3,040	2,994,491

		13,625,603
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,389,186
Oregon — 0.8%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,939,029
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	638,476
5.38%, 7/01/45	1,435	1,487,995

		4,065,500
Pennsylvania — 4.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	4,140	4,422,845
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	2,000	2,204,800

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	$5,550	$6,345,648
6.38%, 1/01/39	615	697,742
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,194,835
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	1,800	1,891,350
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	2,110	2,320,325
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,845,066

		21,922,611
Puerto Rico — 0.3%
Children’s Trust Fund, Refunding RB, Series A, 0.00%, 5/15/50 (g)	3,450	308,913
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Series A, 6.00%, 7/01/44	915	606,288
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24	365	248,886
6.00%, 7/01/38	730	491,152

		1,655,239
Rhode Island — 2.1%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (d)(e)	4,190	1,040,586
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	980	1,075,168
Series B, 4.50%, 6/01/45	5,055	5,241,934
Series B, 5.00%, 6/01/50	3,330	3,532,031

		10,889,719
Texas — 11.1%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (d)(e)	5,080	114,300
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (g)	1,000	659,370
CAB, 0.00%, 1/01/29 (g)	2,000	1,263,060
CAB, 0.00%, 1/01/30 (g)	1,170	708,751
CAB, 0.00%, 1/01/33 (g)	3,690	1,966,069
CAB, 0.00%, 1/01/34 (g)	4,000	2,024,000
Senior Lien, 6.25%, 1/01/46	2,210	2,638,873
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	2,890	3,352,429
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	910	1,013,085
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,062,132
5.75%, 8/15/41	720	807,984
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,724,986
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	475	561,901

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	$2,090	$2,376,664
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,960,857
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,296,096
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	944,407
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,478,552
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	810	880,065
Mission Economic Development Corp., RB, AMT, Senior Lien, Series B, 5.75%, 10/01/31 (a)	1,325	1,377,960
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	1,210	1,386,067
6.00%, 4/01/45	1,845	2,122,654
Newark Higher Education Finance Corp., RB, Series A (a):
5.50%, 8/15/35	290	299,779
5.75%, 8/15/45	580	595,909
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,707,072
Red River Health Facilities Development Corp., First MRB Project:
Eden Home, Inc., 7.25%, 12/15/42 (d)	2,895	2,546,413
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	933,183
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, AMT, 5.00%, 12/31/55 (c)	2,535	2,752,934
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,775	4,524,640
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,535,830

		57,616,022
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,115,967
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	812,496
Virginia — 3.1%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,588,950
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	510	510,689
5.00%, 3/01/45	520	517,603
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,714,135
6.88%, 3/01/36	1,300	1,496,534
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	2,180	1,904,666

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Virginia (continued)
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	$535	$552,858
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/35	130	137,032
5.00%, 7/01/45	375	387,518
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	5,410	6,403,979

		16,213,964
Washington — 0.8%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,601,984
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,582,891
Washington State Housing Finance Commission, Refunding RB (a):
5.75%, 1/01/35	315	322,308
6.00%, 1/01/45	850	869,508

		4,376,691
Wisconsin — 1.1%
Public Finance Authority, RB, Series A:
4.75%, 12/01/35	775	807,713
5.00%, 12/01/45	1,875	1,969,650
5.15%, 12/01/50	1,170	1,229,214
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A (b):
7.25%, 9/15/19	425	506,260
7.63%, 9/15/19	855	1,039,765

		5,552,602
Total Municipal Bonds — 88.1%		455,942,726

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,468	12,710,253
Florida — 3.2%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	16,361,100

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Illinois — 2.8%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	$7,180	$8,544,200
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 1/01/40	5,056	5,905,351

		14,449,551
New York — 13.7%
City of New York New York Housing Development Corp., RB, M/F Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,392,640
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	14,181	16,694,649
Series HH, 5.00%, 6/15/31 (j)	8,610	10,139,739
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	4,520	5,313,811
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,104	21,507,569
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	6,600	7,877,856

		70,926,264
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	9,185,058
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.9%		123,632,226
Total Long-Term Investments (Cost — $537,574,582) — 112.0%		579,574,952

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (k)(l)	4,296,151	4,296,151
Total Short-Term Securities (Cost — $4,296,151) — 0.8%		4,296,151
Total Investments (Cost — $541,870,733) — 112.8%		583,871,103
Liabilities in Excess of Other Assets — (0.0)%		(48,965)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.8)%		(66,124,715)

Net Assets Applicable to Common Shares — 100.0%		$517,697,423

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Zero-coupon bond.

(h)	Variable rate security. Rate as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	25

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire between February 15, 2019 to November 15, 2019, is $11,849,809. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	4,296,151	4,296,151	$435
FFI Institutional Tax-Exempt Fund	961,095	(961,095)	—	414
Total			4,296,151	$849

(l)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(17)	5-Year U.S. Treasury Note	June 2016	$ 2,055,539	$7,151
(80)	10-Year U.S. Treasury Note	June 2016	$10,405,000	70,772
(27)	Long U.S. Treasury Bond	June 2016	$ 4,409,438	68,328
(7)	Ultra U.S. Treasury Bond	June 2016	$ 1,199,406	20,959
Total				$167,210

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$167,210	—	$167,210

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(891,260)	—	$(891,260)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$521,509	—	$521,509

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,992,732

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$579,574,952	—	$579,574,952
Short-Term Securities	$4,296,151	—	—	4,296,151

Total	$4,296,151	$579,574,952	—	$583,871,103

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$167,210	—	—	$167,210
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$243,950	—	—	$243,950
Liabilities:
Bank overdraft	—	$(68,716)	—	(68,716)
TOB Trust Certificates	—	(66,086,523)	—	(66,086,523)

Total	$243,950	$(66,155,239)	—	$(65,911,289)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	27

Schedule of Investments April 30, 2016	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.3%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/22	$2,750	$2,766,500
4.75%, 1/01/25	2,200	2,213,200

		4,979,700
Alaska — 0.7%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,139,708
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/19 (a)	765	893,673
6.00%, 9/01/28	435	505,613

		2,538,994
Arizona — 0.9%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,994,975
5.00%, 10/01/29	400	443,700

		3,438,675
California — 18.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC) (b):
5.40%, 10/01/24	10,185	10,799,054
5.45%, 10/01/25	3,700	3,920,224
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,290,300
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/37 (c)	2,400	892,344
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	628,210
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,449,792
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	1,090	1,273,327
California State University, Refunding RB, Series A:
5.00%, 5/01/17 (a)	850	887,442
5.00%, 11/01/37	1,150	1,193,861
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,708,897
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,528,857
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	1,001,028
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	1,500	1,550,475
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,642,647
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	1,300	1,371,656
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43	2,500	1,959,200
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (c)	3,750	1,809,525

Municipal Bonds	Par (000)	Value
California (continued)
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38 (c)	$5,000	$2,345,200
San Diego California Unified School District, GO, CAB, Election of 2008 (c):
Series C, 0.00%, 7/01/38	1,600	728,512
Series G, 0.00%, 7/01/34	650	299,201
Series G, 0.00%, 7/01/35	690	298,667
Series G, 0.00%, 7/01/36	1,035	420,976
Series G, 0.00%, 7/01/37	690	264,015
San Diego California Unified School District, GO, Refunding, Series R-1 (c):
0.00%, 7/01/30	5,000	3,244,500
0.00%, 7/01/31	1,280	793,088
San Diego Community College District California, GO, CAB, Election of 2006 (c):
0.00%, 8/01/31	2,145	1,140,754
0.00%, 8/01/32	2,680	1,336,596
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	813,169
5.00%, 8/01/38	600	695,364
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30 (c)	12,740	8,726,136
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (c)	5,500	2,659,800
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,449,934

		70,122,751
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,297,160
District of Columbia — 1.5%
District of Columbia Ballpark Revenue, RB, Series B-1, 5.00%, 2/01/31	5,360	5,401,165
District of Columbia Ballpark Revenue, Refunding RB, Series B-1, 5.00%, 2/01/31	120	120,000

		5,521,165
Florida — 16.0%
City of Tallahassee Florida Energy System Revenue, RB (NPFGC):
5.00%, 10/01/32	4,000	4,228,720
5.00%, 10/01/37	7,500	7,914,600
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,600	1,820,480
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	850	940,772
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	2,625	2,759,059
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,673,808
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,408,223
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,128,163
5.38%, 10/01/32	3,160	3,635,327
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/18 (a)	1,400	1,546,678

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	$2,025	$2,494,658
Series B, AMT, 6.00%, 10/01/30	640	798,983
Series B, AMT, 6.25%, 10/01/38	415	519,501
Series B, AMT, 6.00%, 10/01/42	660	794,752
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	218,549
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,490	4,059,463
County of Miami-Dade School Board Foundation, Inc., 5.00%, 5/01/18 (a)	10,000	10,844,400
County of Orange Florida School Board, COP, Series A, 5.00%, 8/01/16 (a)	2,000	2,023,000
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,000	2,334,260
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	305,126
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,353,020
5.38%, 10/01/29	1,050	1,243,074
South Florida Water Management District, COP (AGC), 5.00%, 10/01/16 (a)	1,000	1,018,860

		59,063,476
Georgia — 3.5%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,230,788
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	500	603,665
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,480,398
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	140	160,780
5.00%, 4/01/44	380	427,523

		12,903,154
Illinois — 18.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	5,110	5,958,056
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/34	3,750	3,625,837
Project, 5.25%, 1/01/33	1,185	1,170,661
City of Chicago Illinois, GO, 5.25%, 1/01/35	400	393,428
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	3,425	3,595,325
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	1,020,942
Sales Tax Receipts, 5.25%, 12/01/36	595	655,036
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	49,631
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	768,268
6.00%, 8/15/41	1,000	1,186,700
Illinois Finance Authority, Refunding RB, Silver Cross Hospital and Medical Centers:
4.13%, 8/15/37	700	728,784
5.00%, 8/15/44	350	391,920

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	$2,105	$2,107,989
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/17 (a)	1,000	1,035,220
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	12,490	12,563,816
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	10,675,233
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (c):
0.00%, 12/15/26	5,000	3,391,600
0.00%, 12/15/33	9,950	4,732,817
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	3,450	1,019,854
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	806,632
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	5,555	6,368,585
State of Illinois, GO:
5.25%, 2/01/33	830	906,061
5.50%, 7/01/33	820	904,583
5.25%, 2/01/34	830	902,002
5.50%, 7/01/38	445	486,238
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	905	1,018,849

		66,464,067
Indiana — 0.9%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,298,627
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	559,177
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	890	972,218
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.25%, 1/01/29	600	667,572

		3,497,594
Iowa — 3.2%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	5,725	6,448,297
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,465	2,658,527
5.70%, 12/01/27	1,115	1,195,358
5.80%, 12/01/29	755	808,454
5.85%, 12/01/30	790	846,572

		11,957,208
Louisiana — 1.2%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,795	3,146,192
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,410,087

		4,556,279
Massachusetts — 1.5%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,150	1,207,397

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	$1,280	$1,495,398
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,530	2,659,485

		5,362,280
Michigan — 2.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,718,875
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	400	450,148
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	2,008,363
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/21 (a)	20	24,162
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,040	1,180,411
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	168,661
Series I-A, 5.38%, 10/15/41	700	814,226
Series II-A (AGM), 5.25%, 10/15/36	900	1,044,522
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	790	847,346
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	432,064

		9,688,778
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	385	439,531
6.50%, 11/15/38	2,115	2,382,971

		2,822,502
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	750	842,580
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/32	5,000	5,597,650

		6,440,230
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	850	976,072
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	561,965
(AGM), 5.25%, 7/01/39	3,800	4,272,378
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	75,251

		5,885,666
New Jersey — 9.4%
County of Hudson New Jersey Improvement Authority, RB, 5.25%, 5/01/51 (d)	815	971,024
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,157,250

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB (continued):
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	$7,800	$7,880,496
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	685	774,543
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	895	1,007,654
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	1,975	2,241,704
School Facilities Construction (AGC), 6.00%, 12/15/34	25	28,159
Series WW, 5.25%, 6/15/33	155	170,934
Series WW, 5.00%, 6/15/34	205	219,727
Series WW, 5.00%, 6/15/36	925	984,912
Series WW, 5.25%, 6/15/40	265	289,897
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	545	615,910
5.75%, 12/01/27	3,520	3,994,531
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,080	1,141,366
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,595,795
Transportation Program, Series AA, 5.00%, 6/15/38	1,760	1,872,217
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,184,220
Transportation System, Series AA, 5.50%, 6/15/39	1,150	1,272,532
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,113,940
Transportation System, Series B, 5.00%, 6/15/42	2,500	2,632,525
Transportation System, Series D, 5.00%, 6/15/32	625	678,269

		34,827,605
New York — 5.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,696,448
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,799,152
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	3,092,293
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,788,713
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	1,500	1,577,745
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	823,011
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (a)	2,985	3,417,586
6.50%, 11/15/28	1,015	1,161,810

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
New York (continued)
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/36	$1,200	$1,368,264
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	2,500	2,562,100

		19,287,122
Ohio — 1.4%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	658,981
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37 (c)	10,000	4,675,200

		5,334,181
Pennsylvania — 4.8%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	1,600	1,812,032
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT:
5.00%, 12/31/34	7,290	8,352,955
5.00%, 12/31/38	1,305	1,471,218
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	2,480	2,883,124
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	719,367
Series C, 5.50%, 12/01/33	555	679,309
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	678,742
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	765	884,585
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (a)	5	5,603
6.00%, 9/01/38	395	419,071

		17,906,006
Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	1,055	1,094,014
5.00%, 6/01/50	2,630	2,789,562

		3,883,576
South Carolina — 6.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	140,433
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	2,330	2,651,377
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,359,730
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	8,725	10,246,815
Series E, 5.50%, 12/01/53	745	867,865
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,400,070
Series A, 5.50%, 1/01/19 (a)	80	90,011
Series A, 5.50%, 1/01/19 (a)	920	1,035,129
Series E, 5.25%, 12/01/55	1,050	1,231,241

		22,022,671
Tennessee — 1.6%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/19 (a)	5,000	5,736,850

Municipal Bonds	Par (000)	Value
Texas — 13.5%
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (c)	$1,815	$775,695
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19 (a)	1,280	1,453,504
6.00%, 5/15/19 (a)	1,990	2,297,037
6.00%, 11/15/35	110	127,620
5.38%, 11/15/38	70	78,320
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	575	672,388
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	2,130	947,083
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	882,113
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,202,737
Series D, 5.00%, 11/01/42	1,500	1,665,675
Series H, 5.00%, 11/01/32	3,000	3,400,020
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,163,341
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,420	1,435,750
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	1,725	1,784,564
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/28	2,795	3,160,949
1st Tier System, Series K-1 (AGC), 5.75%, 1/01/38	3,800	4,235,176
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/38	4,015	4,508,925
1st Tier System, Series S, 5.75%, 1/01/18 (a)	805	871,187
1st Tier System, Series SE, 5.75%, 1/01/40	795	853,178
Series B, 5.00%, 1/01/40	495	566,998
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	4,990	2,155,530
0.00%, 9/15/36	11,525	4,686,295
0.00%, 9/15/37	8,245	3,153,713
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	705	789,156
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,190	1,338,893
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group (d):
5.00%, 12/31/45	820	905,050
5.00%, 12/31/50	455	497,943
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,080	3,516,128

		50,124,968
Utah — 1.5%
Utah Transit Authority, RB, Series A, 5.00%, 6/15/18 (a)	5,000	5,449,200
Washington — 1.1%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/17 (a)	1,600	1,702,688
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,015	1,158,582

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	$525	$577,447
5.25%, 10/01/39	625	696,000

		4,134,717
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,558,727
Total Municipal Bonds — 120.9%		447,805,302

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,336,944
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,595,610

		2,932,554
California — 1.9%
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,500	2,637,800
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	459,110
San Diego County Water Authority Financing Corp., COP, Refunding, Series A (AGM):
5.00%, 5/01/18 (a)	466	504,697
5.00%, 5/01/33	2,344	2,536,735
University of California, RB, Series O, 5.75%, 5/15/19 (a)	840	965,798

		7,104,140
Colorado — 2.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	900	1,012,158
5.00%, 2/01/41	7,000	7,628,810

		8,640,968
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,381	1,620,684
District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,005	1,165,016
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	1,779	2,002,631
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,908,336

		6,075,983
Florida — 4.3%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	5,210,554
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	4,621	5,266,944

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (continued)
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	$3,544	$4,069,384
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	1,349	1,423,798

		15,970,680
Illinois — 4.4%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	2,000	2,049,860
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	260	275,745
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	4,399	4,879,661
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	2,730	3,189,240
Senior Priority, Series B, 5.50%, 1/01/18 (a)	1,880	2,028,755
Senior, Series B, 5.00%, 1/01/40	1,050	1,228,530
Series A, 5.00%, 1/01/38	2,138	2,432,610

		16,084,401
Louisiana — 1.5%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (a)	5,400	5,401,350
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,461	1,711,854
Michigan — 3.2%
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 5.00%, 11/01/44	1,970	2,269,590
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,510	8,445,971
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	1,006,181

		11,721,742
Nevada — 4.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(f)	3,778	4,338,329
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	1,829	2,101,039
5.50%, 7/01/29	4,499	5,110,354
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,460	4,091,519

		15,641,241
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,840	1,981,382
New York — 4.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,391,643
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,687,279
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,665	2,006,075

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	$3,470	$4,238,848
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,300	1,440,114

		15,763,959
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	653,074
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,275	1,433,827
Texas — 0.6%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,273,194
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	394,930
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	4,004	4,261,235
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,880	3,606,278

		7,867,513

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	$1,980	$2,215,858
Series C, 5.25%, 4/01/39 (f)	1,430	1,550,996

		3,766,854
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.3%		127,040,330
Total Long-Term Investments (Cost — $515,055,654) — 155.2%		574,845,632

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (g)(h)	2,133,375	2,133,375
Total Short-Term Securities (Cost — $2,133,375) — 0.6%		2,133,375
Total Investments (Cost — $517,189,029) — 155.8%		576,979,007
Other Assets Less Liabilities — 0.8%		3,060,387
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.1)%		(67,197,330)
VRDP Shares, at Liquidation Value — (38.5)%		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$370,342,064

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire between October 1, 2016 to December 1, 2029, is $11,957,838. See Note 4 of the Notes to Financial Statements for details.

(g)	Current yield as of period end.

(h)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	2,133,375	2,133,375	$332
FFI Institutional Tax-Exempt Fund	1,577,185	(1,577,185)	—	417
Total			2,133,375	$749

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(9)	5-Year U.S. Treasury Note	June 2016	$1,088,227	$3,856
(51)	10-Year U.S. Treasury Note	June 2016	$6,633,188	28,615
(27)	Long U.S. Treasury Bond	June 2016	$4,409,437	60,097
(7)	Ultra U.S. Treasury Bond	June 2016	$1,199,406	18,782
Total				$111,350

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	33

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$111,350	—	$111,350

[1]    Includes cumulative appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts			—	—	—	—	$(680,157)	—	$(680,157)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts			—	—	—	—	$485,622	—	$485,622

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,064,436

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$574,845,632	—	$574,845,632
Short-Term Securities	$2,133,375	—	—	2,133,375

Total	$2,133,375	$574,845,632	—	$576,979,007

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$111,350	—	—	$111,350
[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$200,900	—	—	$200,900
Liabilities:
Bank overdraft	—	$(175,432)	—	(175,432)
TOB Trust Certificates	—	(67,159,660)	—	(67,159,660)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	$200,900	$(209,835,092)	—	$(209,634,192)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments April 30, 2016	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$4,550	$4,577,300
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	570	636,245
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,225,967
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,173,140
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,926,275

		9,538,927
Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,553,063
Arizona — 2.3%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	565	547,717
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,448,920
5.00%, 12/01/37	2,360	2,942,448

		5,939,085
California — 12.4%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,747,566
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,642,728
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	1,035,431
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	105	119,094
5.25%, 8/15/49	265	299,405
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,025	1,126,342
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,510	1,675,451
Loma Linda University Medical Center, 5.00%, 12/01/41 (a)(b)	380	413,497
Loma Linda University Medical Center, 5.00%, 12/01/46 (a)(b)	460	500,149
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	622,083
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	318,819
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22 (c)	2,405	2,113,779
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (c)	3,475	2,358,239
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (d)	3,490	3,520,537
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	9,753,142

Municipal Bonds	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$550	$656,012
Sub-Series I-1, 6.38%, 11/01/34	820	980,704
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,520	1,520,532

		31,403,510
Colorado — 2.4%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,569,901
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	545	588,224
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	815,492
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,652,173
University of Colorado, RB, Series A, 5.38%, 6/01/19 (d)	1,250	1,422,213

		6,048,003
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	2,515	2,864,761
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	863,928
Delaware Transportation Authority, RB, 5.00%, 6/01/55	840	959,826
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,552,059

		4,375,813
District of Columbia — 4.1%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,730,961
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	505	561,373
1st Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,640,417
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (c)	13,485	6,504,894

		10,437,645
Florida — 5.0%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	2,375	2,672,801
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (d)	750	830,093
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	960	1,089,446
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (c)	910	300,600
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,998,092
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (d)	2,095	2,744,890
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	590	511,070

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	35

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Florida (continued)
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	$1,475	$1,645,230

		12,792,222
Georgia — 1.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	370	446,712
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	656,996
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	2,410	2,691,416

		3,795,124
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,078,113
Illinois — 15.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,331,920
Series C, 6.50%, 1/01/41	4,055	4,917,417
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	1,265	1,223,116
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	2,195	2,176,320
5.00%, 1/01/35	2,000	1,931,580
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	897	901,072
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	797,415
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,087,200
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	636,457
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,272,505
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,870	2,184,740
Senior, Series C, 5.00%, 1/01/37	2,000	2,328,260
Series A, 5.00%, 1/01/38	1,610	1,831,488
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (c)	13,220	3,410,892
Series B (AGM), 5.00%, 6/15/50	3,070	3,283,211
Series B-2, 5.00%, 6/15/50	1,740	1,823,068
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	371,404
6.00%, 6/01/28	800	956,008
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,160,643
Series A, 5.00%, 4/01/38	2,625	2,759,584
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	488,114
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	580	652,964
5.00%, 4/01/44	705	788,980

		39,314,358

Municipal Bonds	Par (000)	Value
Indiana — 4.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$560	$686,571
7.00%, 1/01/44	1,355	1,671,596
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,685,797
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	336,592
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,113,626
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	290	317,309
Sisters of St. Francis Health Services, 5.25%, 11/01/39	585	654,750
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,474,928
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (d)	775	879,997
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	1,025,754

		10,846,920
Iowa — 2.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	665	687,005
5.50%, 12/01/22	1,630	1,696,422
5.25%, 12/01/25	320	344,429
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	870	924,845
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,730	1,729,810

		5,382,511
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,746,146
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	797,968
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	865	695,443

		1,493,411
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (d)	570	637,933
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,792,250
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	474,092
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	786,492
5.25%, 5/15/31	600	674,256

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A (continued):
5.25%, 5/15/32	$765	$870,914
5.25%, 5/15/33	830	930,331
5.25%, 5/15/35	350	394,268

		8,560,536
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	232,031
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	328,335
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	530	510,978
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,520	1,753,852

		2,593,165
Massachusetts — 1.3%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,441,606
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	1,575	1,582,701
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	284,185

		3,308,492
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	3,085	3,432,864
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,079,074
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	630	688,603
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	2,105	2,393,911

		7,594,452
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (d)	2,135	2,450,809
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (d)	675	774,684
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	199,026
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	195,657

		394,683
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	645,978

Municipal Bonds	Par (000)	Value
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	$3,035	$3,479,810
New Jersey — 7.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	735	761,511
5.25%, 11/01/44	1,095	1,128,310
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	775	790,663
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,571,995
5.25%, 9/15/29	1,365	1,510,878
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,816,027
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,925	2,217,638
Series E, 5.00%, 1/01/45	1,875	2,165,606
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	2,505	2,657,605
Transportation System, Series A, 5.50%, 6/15/41	1,575	1,720,073
Transportation System, Series B, 5.25%, 6/15/36	1,705	1,835,586

		18,175,892
New York — 8.0%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,560	1,821,581
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,300	1,369,563
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,800	1,718,892
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	241	274,025
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,405	1,398,537
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,622,999
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	2,078,992
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,989,551
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	956,522
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,275	2,463,916
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	245	268,934
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	605	666,534
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	1,057,509
6.00%, 12/01/42	875	1,026,961

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
New York (continued)
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	$1,700	$1,700,017

		20,414,533
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	970	1,079,484
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	415	475,353

		1,554,837
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	520,327
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	580	636,150

		1,156,477
Oklahoma — 0.4%
County of Epworth Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	975	951,600
Pennsylvania — 3.0%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	460	504,716
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,861,460
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	2,015	2,260,649
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	1,160,073
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	913,932

		7,700,830
Rhode Island — 1.9%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	1,900	1,970,262
5.00%, 6/01/50	2,605	2,763,045

		4,733,307
South Carolina — 3.8%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	2,285	2,581,776
AMT, 5.25%, 7/01/55	925	1,048,450
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,790	3,276,632
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,260	2,650,099

		9,556,957
Tennessee — 1.9%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,109,233

Municipal Bonds	Par (000)	Value
Tennessee (continued)
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	$1,010	$1,010,040
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,267,820
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	495	571,354

		4,958,447
Texas — 6.0%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,480	1,767,209
Sub-Lien, 5.00%, 1/01/33	250	277,943
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	425	479,332
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	440	497,741
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,727,040
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,050	1,212,865
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,171,254
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	325	384,459
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (d)	1,910	2,225,360
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (d)	450	528,791
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	1,400	598,892
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	2,000	2,397,160
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	2,003,637

		15,271,683
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	20	20,264
Virginia — 2.3%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,035,580
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	625	646,406
Residential Care Facility, 5.00%, 7/01/47	970	1,001,428
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	619,889
6.00%, 1/01/37	2,230	2,639,718

		5,943,021

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Washington — 2.3%
Grant County Public Utility District No. 2, Refunding RB, Series A:
5.00%, 1/01/41	$1,355	$1,594,700
5.00%, 1/01/43	1,555	1,825,772
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	540	616,388
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,937,731

		5,974,591
Wisconsin — 3.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,726,751
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,938,490
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46 (b)	1,305	1,368,802

		9,034,043
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	210	227,795
Total Municipal Bonds — 112.0%		284,318,529

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 7.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (d)	2,271	2,584,084
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	1,845	2,038,024
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	6,600	7,449,882
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,121	4,682,437
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (d)	1,620	1,709,295
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	850,203

		19,313,925
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (d):
Series C-3, 5.10%, 4/29/18	2,580	2,803,660
Series C-7, 5.00%, 5/01/18	1,650	1,790,134
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,490	1,675,684
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,872,503

		9,141,981

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$3,179	$3,320,263
Series X-3, 4.85%, 7/01/37	3,262	3,418,328

		6,738,591
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,506,722
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,469,594
Massachusetts — 2.1%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	5,286,636
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (g)	1,409	1,591,871
New York — 7.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,258,177
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	1,110	1,304,940
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,838,239
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	4,460	5,323,521
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,860	2,241,412

		18,966,289
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,830	2,159,693
Wake Forest University, 5.00%, 1/01/38	1,080	1,189,393

		3,349,086
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	9,644	10,814,803
Texas — 4.8%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,720	1,999,620
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (g)	4,624	5,146,203
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,731,758
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,041	2,413,931

		12,291,512
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,519	2,754,828

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	39

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Virginia — 2.5%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	$3,749	$4,067,718
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,349,894

		6,417,612
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (d)	1,860	1,979,000
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (g)	3,959	4,295,067
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.3%		109,917,517
Total Long-Term Investments (Cost — $350,669,245) — 155.3%		394,236,046

Short-Term Securities — 0.6%	Shares	Value
BlackRock Liquidity Funds, MuniCash, 0.19% (h)(i)	1,575,949	$1,575,949
Total Short-Term Securities (Cost — $1,575,949) — 0.6%		1,575,949
Total Investments (Cost — $352,245,194) — 155.9%		395,811,995
Other Assets Less Liabilities — 0.8%		2,069,353
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.7)%		(60,317,535)
VMTP Shares, at Liquidation Value — (33.0)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$253,863,813

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $11,665,098. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	1,575,949	1,575,949	$302
FFI Institutional Tax-Exempt Fund	1,340,347	(1,340,347)	—	637
Total			1,575,949	$939

(i)	Current yield as of period end.

Derivative Financial Instruments as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(18)	5-Year U.S. Treasury Note	June 2016	$2,176,453	$7,571
(46)	10-Year U.S. Treasury Note	June 2016	$5,982,875	39,190
(22)	Long U.S. Treasury Bond	June 2016	$3,592,875	54,480
(9)	Ultra U.S. Treasury Bond	June 2016	$1,542,094	25,987
Total				$127,228

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$127,228	—	$127,228

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts			—	—	—	—	$(681,621)	—	$(681,621)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts			—	—	—	—	$353,450	—	$353,450

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,793,391

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$394,236,046	—	$394,236,046
Short-Term Securities	$1,575,949	—	—	1,575,949

Total	$1,575,949	$394,236,046	—	$395,811,995

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$127,228	—	—	$127,228
[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$192,550	—	—	$192,550
Liabilities:
Bank overdraft	—	$(96,118)	—	(96,118)
TOB Trust Certificates	—	(60,288,863)	—	(60,288,863)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	$192,550	$(144,084,981)	—	$(143,892,431)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	41

Schedule of Investments April 30, 2016	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$3,450	$3,470,700
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,875	2,199,637

		5,670,337
Alaska — 0.8%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,553,063
Arizona — 0.5%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	1,009,908
California — 15.2%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20 (a)	2,000	1,874,240
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,267,842
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,903,965
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	445	526,591
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	80	90,738
5.25%, 8/15/49	195	220,317
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	730	802,175
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,090	1,209,431
Loma Linda University Medical Center, 5.00%, 12/01/41 (b)(c)	275	299,241
Loma Linda University Medical Center, 5.00%, 12/01/46 (b)(c)	335	364,239
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	448,348
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	231,300
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (a)	2,525	1,713,541
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 7/01/19 (a)	2,070	1,997,943
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (d)	3,020	3,046,425
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,265	1,503,655
6.50%, 4/01/33	7,325	8,535,456
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	483,064
Sub-Series I-1, 6.38%, 11/01/34	600	717,588
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,130	1,130,396

		28,366,495
Colorado — 1.7%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,138,313

Municipal Bonds	Par (000)	Value
Colorado (continued)
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	$400	$431,724
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	585,776
University of Colorado, RB, Series A, 5.38%, 6/01/19 (d)	920	1,046,749

		3,202,562
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	623,341
Delaware Transportation Authority, RB, 5.00%, 6/01/55	605	691,303
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,152,971

		3,467,615
District of Columbia — 3.5%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	283,466
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,115,930
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (a)	10,170	5,111,747

		6,511,143
Florida — 3.9%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	1,725	1,941,298
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (d)	545	603,201
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	700	794,388
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (a)	695	229,579
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (d)	1,525	1,998,070
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	450	389,799
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,190	1,327,338

		7,283,673
Georgia — 1.0%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	270	325,979
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	471,689
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	740	826,410
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	255	288,915

		1,912,993
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	775,785
Idaho — 1.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,004,400

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Illinois — 17.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	$2,500	$2,914,900
Series C, 6.50%, 1/01/41	2,935	3,559,216
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	915	884,704
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	2,290	2,270,512
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	598	600,715
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	578,946
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,645	3,962,844
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	465,977
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	800	913,008
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,355	1,583,060
Senior, Series C, 5.00%, 1/01/37	1,450	1,687,989
Series A, 5.00%, 1/01/38	1,165	1,325,269
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (a)	9,555	2,465,286
Series B (AGM), 5.00%, 6/15/50	2,230	2,384,874
Series B-2, 5.00%, 6/15/50	1,260	1,320,152
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	271,184
6.00%, 6/01/28	500	597,505
State of Illinois, GO:
5.00%, 2/01/39	810	854,655
Series A, 5.00%, 4/01/38	1,920	2,018,438
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	349,445
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	425	478,465
5.00%, 4/01/44	520	581,942

		32,069,086
Indiana — 4.7%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	508,798
7.00%, 1/01/44	1,000	1,233,650
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,959,746
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	244,300
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	800,081
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	210	229,776
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	470,077
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,883,370
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (d)	565	641,546
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	746,003

		8,717,347

Municipal Bonds	Par (000)	Value
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$485	$501,049
5.25%, 12/01/25	230	247,558
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	770	818,541
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,270	1,269,860

		2,837,008
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,105	1,269,402
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	588,573
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	635	510,527

		1,099,100
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (d)	420	470,056
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,708,750
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	341,787
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	573,015
5.25%, 5/15/31	435	488,836
5.25%, 5/15/32	555	631,840
5.25%, 5/15/33	600	672,528
5.25%, 5/15/35	255	287,252

		6,174,064
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	165,737
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	240,779
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	390	376,003
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,095	1,263,466

		1,880,248
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	1,045,628
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,155	1,160,648
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	401,202
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	960	1,010,832

		3,618,310

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$2,235	$2,487,018
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	779,645
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	455	497,324
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	1,520	1,728,620

		5,492,607
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (d)	1,540	1,767,797
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	142,161
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	145,345

		287,506
New Hampshire — 0.9%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,754,237
New Jersey — 6.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	549,117
5.25%, 11/01/44	790	814,032
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	560	571,318
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	1,159,485
5.25%, 9/15/29	990	1,095,801
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,318,084
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,355	1,565,011
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,810	1,920,265
Transportation System, Series A, 5.50%, 6/15/41	1,025	1,119,413
Transportation System, Series B, 5.25%, 6/15/36	1,235	1,329,589

		11,442,115
New York — 7.7%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	740	864,083
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,000	1,053,510
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,355	1,293,944
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	271	307,579

Municipal Bonds	Par (000)	Value
New York (continued)
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	$1,020	$1,015,308
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,175,275
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,521,361
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,452,143
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	615	692,072
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	1,495	1,619,145
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	175	192,096
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	440	484,752
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	763,757
6.00%, 12/01/42	630	739,412
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,200	1,200,012

		14,374,449
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	705	784,573
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	349,356

		1,133,929
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	387,478
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	420	460,660

		848,138
Pennsylvania — 2.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	335	367,565
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,077,965
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	440	493,641
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	800	839,872
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	672,516

		4,451,559
Rhode Island — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	1,375	1,425,847
5.00%, 6/01/50	1,895	2,009,970

		3,435,817

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
South Carolina — 3.7%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	$1,650	$1,864,302
AMT, 5.25%, 7/01/55	670	759,418
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,395,817
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,635	1,917,217

		6,936,754
Tennessee — 2.5%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	720	814,947
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	845	847,163
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,519,800
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	360	415,530

		4,597,440
Texas — 5.3%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,070	1,277,644
Sub-Lien, 5.00%, 1/01/33	180	200,119
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	310	349,630
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	320	361,994
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	585,627
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	240	283,908
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (d)	1,380	1,607,852
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/40	2,525	907,914
0.00%, 9/15/41	1,395	475,527
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (d)	320	376,029
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	145	160,370
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (a)	1,015	434,197
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	1,165	1,396,346
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,532,193

		9,949,350
Vermont — 0.1%
Vermont Educational & Health Buildings Financing Agency, RB, Development & Mental Health, 6.50%, 6/15/32	80	80,970

Municipal Bonds	Par (000)	Value
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	$2,500	$2,588,950
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	450,828
6.00%, 1/01/37	1,640	1,941,317

		4,981,095
Washington — 2.3%
Grant County Public Utility District No 2, Refunding RB, Series A:
5.00%, 1/01/41	985	1,159,247
5.00%, 1/01/43	1,125	1,320,896
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	390	445,169
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,424,978

		4,350,290
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,162,819
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,400,021
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46 (c)	945	991,201

		6,554,041
Total Municipal Bonds — 108.3%		202,026,370

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 7.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (d)	1,640	1,866,915
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	1,335	1,474,668
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,770	5,384,233
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,967	3,371,355
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (d)	1,170	1,234,491
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	629,150

		13,960,812
Colorado — 3.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (d):
Series C-3, 5.10%, 4/29/18	1,870	2,032,110
Series C-7, 5.00%, 5/01/18	1,200	1,301,916
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,080	1,214,590
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,950	2,074,585

		6,623,201

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	45

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$2,299	$2,401,448
Series X-3, 4.85%, 7/01/37	2,362	2,474,618

		4,876,066
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,248,500
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,803,022
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,771,134
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (g)	1,019	1,151,566
New York — 9.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	918,129
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,652,241
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	810	952,254
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	6,414,851
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	3,250	3,879,247
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,350	1,626,831

		17,443,553
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,320	1,557,811
Wake Forest University, 5.00%, 1/01/38	800	881,032

		2,438,843
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,820,970

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas — 5.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$1,260	$1,464,838
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (g)	3,363	3,742,693
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,987,790
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,801	2,129,939

		9,325,260
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,395	1,524,994
Virginia — 2.5%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	2,729	2,961,299
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,741,961

		4,703,260
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (d)	1,365	1,452,331
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (g)	2,859	3,101,993
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.6%		83,245,505
Total Long-Term Investments (Cost — $254,101,213) — 152.9%		285,271,875

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (h)(i)	866,768	866,768
Total Short-Term Securities (Cost — $866,768) — 0.5%		866,768
Total Investments (Cost — $254,967,981) — 153.4%		286,138,643
Other Assets Less Liabilities — 0.8%		1,540,144
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.7)%		(46,125,476)
VMTP Shares, at Liquidation Value — (29.5)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$186,553,311

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $8,457,549. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(h)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	866,768	866,768	$131
FFI Institutional Tax-Exempt Fund	681,480	(681,480)	—	452
Total			866,768	$583

(i)	Current yield as of period end.

Derivative Financial Instruments as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(10)	5-Year U.S. Treasury Note	June 2016	$1,209,141	$3,979
(22)	10-Year U.S. Treasury Note	June 2016	$2,861,375	19,462
(10)	Long U.S. Treasury Bond	June 2016	$1,633,125	24,790
(4)	Ultra U.S. Treasury Bond	June 2016	$ 685,375	10,057
Total				$58,288

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$58,288	—	$58,288

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts			—	—	—	—	$(469,399)	—	$(469,399)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts			—	—	—	—	$216,523	—	$216,523

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$7,576,646

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	47

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$285,271,875	—	$285,271,875
Short-Term Securities	$866,768	—	—	866,768

Total	$866,768	$285,271,875	—	$286,138,643

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$58,288	—	—	$58,288
[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$90,200	—	—	$90,200
Liabilities:
Bank overdraft	—	$(63,159)	—	(63,159)
TOB Trust Certificates	—	(46,103,103)	—	(46,103,103)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	$90,200	$(101,166,262)	—	$(101,076,062)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments April 30, 2016	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$2,330	$2,687,562
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	629,862

		3,317,424
California — 26.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,197,875
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,078,145
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,508,089
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	1,085	1,323,114
2nd, 5.25%, 5/01/33	850	992,817
5.00%, 5/01/44	1,090	1,234,174
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,718,813
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,798,808
5.75%, 3/01/34	2,180	2,567,343
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,838,865
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,299,206
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	1,850	2,048,931
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Project, 0.91%, 5/01/17 (b)	1,140	1,139,590
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,420	1,791,870
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,167,170
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,986,184
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	1,335	1,638,339
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	3,010,400
San Pablo Joint Powers Financing Authority, RB (NPFGC) (c):
0.00%, 12/01/16 (a)	4,725	2,910,813
0.00%, 12/01/24	940	598,169
0.00%, 12/01/25	840	505,310
0.00%, 12/01/26	840	477,624
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,870,125
5.50%, 11/01/31	2,465	3,061,579
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	888,393
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	656,996

Municipal Bonds	Par (000)	Value
California (continued)
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	$4,070	$4,898,082

		50,206,824
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,196,650
5.50%, 11/15/30	340	404,647
5.50%, 11/15/31	405	480,715
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	1,900	2,115,441

		4,197,453
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/18 (a)	2,000	2,226,560
Florida — 15.7%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	486,784
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,246,230
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	2,064,858
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	230	235,660
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,725,630
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,015	1,180,547
Series A, 6.00%, 10/01/38	1,000	1,231,930
Series B, AMT, 6.25%, 10/01/38	460	575,833
Series B, AMT, 6.00%, 10/01/42	615	740,565
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,333,492
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,465	4,030,384
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	4,645	5,334,039
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,247,126
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21 (a)	3,995	4,845,376

		30,278,454
Hawaii — 1.4%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	511,662
5.25%, 8/01/26	460	551,071
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,500	1,706,700

		2,769,433
Illinois — 15.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	1,145	1,335,024
Series C, 6.50%, 1/01/41	5,225	6,336,253
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,000	1,115,790

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	49

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	$2,000	$2,265,100
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,100,900
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,955,307
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,050	2,199,219
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	2,250	2,557,192
5.25%, 12/01/43	4,015	4,459,822
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,656,579
6.00%, 6/01/28	400	478,004
State of Illinois, GO:
5.25%, 2/01/31	875	958,869
5.25%, 2/01/32	1,355	1,481,069
5.50%, 7/01/33	2,000	2,206,300
5.50%, 7/01/38	425	464,385

		30,569,813
Indiana — 3.8%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	565	617,195
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,518,902
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,780	3,120,800

		7,256,897
Louisiana — 1.6%
Lake Charles Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	1,500	1,805,370
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,334,422

		3,139,792
Massachusetts — 0.8%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,574,865
Michigan — 1.2%
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,910	2,240,812
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	205	234,036
6.50%, 11/15/38	1,120	1,261,904

		1,495,940
Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,490,976
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,202,730

		4,693,706
Nebraska — 0.8%
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (d):
5.00%, 1/01/38	320	375,401
5.00%, 1/01/39	320	374,489

Municipal Bonds	Par (000)	Value
Nebraska (continued)
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (d) (continued):
5.00%, 1/01/40	$355	$415,787
5.00%, 1/01/41	320	374,490

		1,540,167
Nevada — 3.6%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,585,277
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	3,500	3,773,910
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,691,280

		7,050,467
New Jersey — 7.9%
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	3,000	3,377,610
(AGM), 5.00%, 1/01/31	790	890,267
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,100	2,358,531
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,780	1,943,956
Series A (AGC), 5.63%, 12/15/28	3,170	3,559,117
Series AA, 5.50%, 6/15/39	1,890	2,091,380
Series B, 5.25%, 6/15/36	1,000	1,076,590

		15,297,451
New York — 5.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,836,250
Water & Sewer System, 5.38%, 6/15/43	1,305	1,531,940
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,510	2,951,082
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,335,660

		10,654,932
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,000	2,416,620
Pennsylvania — 3.6%
Pennsylvania Turnpike Commission, RB, Series B, 5.00%, 12/01/45	4,990	5,762,153
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,160,700

		6,922,853
South Carolina — 5.8%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,640,634
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,000	1,153,930
6.00%, 7/01/38	1,695	2,016,050
5.50%, 7/01/41	1,000	1,152,540
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,095	1,246,033

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	$2,500	$2,931,525

		11,140,712
Tennessee — 1.5%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 7/01/40	2,500	2,874,425
Texas — 23.7%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,500	2,750,125
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,622,942
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	3,790	4,374,759
6.00%, 11/15/35	210	243,638
Dallas Area Rapid Transit, Refunding RB:
Senior Lien, 5.25%, 12/01/18 (a)	1,490	1,658,996
Senior Lien, 5.25%, 12/01/38	1,110	1,228,293
Series A, 5.00%, 12/01/48	1,425	1,685,690
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,305,738
Series H, 5.00%, 11/01/37	2,200	2,457,246
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,499,371
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	4,250	5,025,540
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A, 5.63%, 1/01/18 (a)	2,940	3,175,641
Series A, 5.63%, 1/01/33	3,645	3,902,337
Series S, 5.75%, 1/01/18 (a)	7,820	8,462,960
Series SE, 5.75%, 1/01/40	3,340	3,586,800
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	739,635

		45,719,711
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	656,298
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,300	1,491,165

		2,147,463
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,598,754
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,257,986

		2,856,740
Total Municipal Bonds — 130.8%		252,589,514

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 4/29/18 (a)	5,610	6,097,633
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	2,078,704

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	$1,039	$1,170,076
Florida — 4.3%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/18 (a)	7,500	8,381,400
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,508	2,664,009
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,561,724
Michigan — 1.8%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,492,721
Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	5,000	5,565,650
Series B, 5.50%, 7/01/29	3,749	4,258,629

		9,824,279
New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,289	2,435,008
New York — 5.2%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,549,436
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	5,381,347
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	2,660	3,175,014

		10,105,797
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,098,652
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.3%		48,910,003
Total Long-Term Investments (Cost — $270,744,967) — 156.1%		301,499,517

Short Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (g)(h)	1,352,893	1,352,893
Total Short-Term Securities (Cost — $1,352,893) — 0.7%		1,352,893
Total Investments (Cost — $272,097,860) — 156.8%		302,852,410
Other Assets Less Liabilities — 0.9%		1,700,519
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.6)%		(24,442,672)
VMTP Shares, at Liquidation Value — (45.1)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$193,110,257

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	51

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $2,225,650. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	1,352,893	1,352,893	$465
FFI Institutional Tax-Exempt Fund	3,776,544	(3,776,544)	—	505
Total			1,352,893	$970

(h)	Current yield as of period end.

Derivative Financial Instruments as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(8)	5-Year U.S. Treasury Note	June 2016	$ 967,313	$3,365
(30)	10-Year U.S. Treasury Note	June 2016	$3,901,875	19,415
(9)	Long U.S. Treasury Bond	June 2016	$1,469,813	21,097
(2)	Ultra U.S. Treasury Bond	June 2016	$ 342,687	5,660
Total				$49,537

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$49,537	—	$49,537

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts			—	—	—	—	$(549,885)	—	$(549,885)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts			—	—	—	—	$195,331	—	$195,331

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,948,344

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$301,499,517	—	$301,499,517
Short-Term Securities	$1,352,893	—	—	1,352,893

Total	$1,352,893	$301,499,517	—	$302,852,410

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$49,537	—	—	$49,537
[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,037,654	—	—	$1,037,654
Cash pledged for futures contracts	119,150	—	—	119,150
Liabilities:
TOB Trust Certificates	—	$(24,428,564)	—	(24,428,564)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	$1,156,804	$(111,428,564)	—	$(110,271,760)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	53

Schedule of Investments April 30, 2016	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$4,615	$5,323,219
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,533,000
5.25%, 1/01/23	6,500	6,539,000

		17,395,219
Arizona — 3.5%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,334,820
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,993,856
Arizona State University, RB, Series D, 5.00%, 7/01/32	1,350	1,649,821
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	864,390
City of Tucson Arizona, COP, Refunding (AGC), 4.00%, 7/01/20	2,325	2,588,608
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	80	78,610
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,863,792
Glendale Union School District No. 205, GO, Series C:
5.00%, 7/01/24	1,945	2,374,437
5.00%, 7/01/27	500	594,785
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	806,204
5.00%, 7/01/32	1,925	2,168,108
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,288,046
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,086,940

		21,692,417
Arkansas — 1.0%
Arkansas State University, RB, 5.00%, 12/01/33	480	562,109
City of Benton, RB, 5.00%, 6/01/29	1,055	1,256,705
University of Arkansas, Refunding RB:
5.00%, 3/01/31	2,315	2,814,346
5.00%, 3/01/34	1,270	1,524,813

		6,157,973
California — 4.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,530,936
California Health Facilities Financing Authority, Refunding RB, 5.00%, 11/15/29	1,930	2,416,514
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/31	1,335	1,481,877
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (c)	605	641,566
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,199,700
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,277,400

Municipal Bonds	Par (000)	Value
California (continued)
State of California, GO:
5.50%, 4/01/28	$15	$15,065
5.00%, 11/01/32	2,000	2,127,640
Various Purposes, 5.75%, 4/01/31	7,000	7,994,420

		24,685,118
Colorado — 1.0%
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	2,500	3,009,975
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	500	576,925
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,401,360

		5,988,260
Connecticut — 3.4%
Connecticut State Health & Educational Facility Authority, Refunding RB:
5.00%, 12/01/33	4,015	4,865,217
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	5,036,590
University of Connecticut, RB, Series A:
5.00%, 3/15/31	5,025	6,113,465
5.00%, 3/15/32	4,000	4,843,080

		20,858,352
Florida — 6.8%
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,627,200
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,186,020
(AGM), 5.00%, 10/01/27	1,635	1,885,531
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,337,986
6.00%, 10/01/29	3,480	4,337,750
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/32	1,500	1,761,960
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/18 (a)	8,000	8,814,560
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/32	5,020	5,960,597
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 5/01/24	1,665	1,790,175
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (d)(e)	150	107,100

		41,808,879
Georgia — 2.0%
City of Atlanta Georgia Water & Wastewater Revenue RB, Refunding, 5.00%, 11/01/32	10,000	12,148,600
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,100	2,366,700
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,799,450
Idaho — 0.4%
Boise State University, Refunding RB, Series A:
5.00%, 4/01/32	1,300	1,592,968
5.00%, 4/01/33	1,000	1,219,440

		2,812,408

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Illinois — 17.5%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.50%, 1/01/32	$6,500	$7,480,320
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT:
Senior Lien, Series A, 5.00%, 1/01/23	13,000	15,406,430
Series C, 5.25%, 1/01/28	1,350	1,583,131
Series C, 5.25%, 1/01/29	3,020	3,525,337
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	4,115,251
City of Chicago O’Hare International Airport, RB, Refunding GARB, 5.00%, 1/01/32	3,745	4,451,494
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 5.00%, 12/01/32	5,690	6,872,666
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	535,320
5.00%, 5/01/31	500	563,495
5.00%, 5/01/32	500	561,160
McHenry County Conservation District, GO, 5.13%, 2/01/17 (a)	12,695	13,130,185
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,126,710
6.25%, 6/01/24	11,750	11,809,807
State of Illinois, GO:
5.25%, 2/01/30	5,000	5,500,100
5.00%, 5/01/30	10,000	10,855,200
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	10,511,640
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,011,820
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,210	1,210,787

		108,250,853
Indiana — 5.9%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	4,800	5,538,768
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,234,840
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,805,700
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	4,843,350
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/33	10,000	12,073,100

		36,495,758
Iowa — 1.3%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	822,651
5.25%, 4/01/24	730	862,364
5.25%, 4/01/25	520	613,137
5.25%, 4/01/26	360	423,072
Iowa Higher Education Loan Authority, Refunding RB:
Drake University Project, 4.00%, 4/01/27	620	711,549
Drake University Project, 4.00%, 4/01/28	750	852,367
Private College Facility, 5.00%, 9/01/22	2,315	2,451,631
Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,071,500

		7,808,271

Municipal Bonds	Par (000)	Value
Kansas — 1.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	$1,500	$1,686,645
Seward County Unified School District No. 480 Liberal, GO, Refunding, 5.00%, 9/01/33	6,000	6,851,400

		8,538,045
Louisiana — 4.0%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,379,240
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	952,425
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	4,016,629
5.00%, 12/01/28	3,715	4,331,430
New Orleans Aviation Board, RB, Series A:
5.00%, 1/01/32	1,000	1,171,670
5.00%, 1/01/33	1,000	1,167,480
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	5,750	6,319,077
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,218,333

		24,556,284
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,968,026
Maryland — 0.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,916,040
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,326,823
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/33	1,500	1,740,690

		4,983,553
Massachusetts — 0.5%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 1/01/31	1,730	2,024,083
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,190,963

		3,215,046
Michigan — 2.3%
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	1,000	1,159,270
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/31	4,000	4,660,920
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,932,775
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/24	4,900	5,494,321

		14,247,286

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	55

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Minnesota — 1.2%
Minnesota Higher Education Facilities Authority, Refunding RB, University of St. Thomas, Series 8-L, 5.00%, 4/01/35	$500	$591,855
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,157,850
Series C, 5.00%, 8/01/27	1,390	1,704,835
Series C, 5.00%, 8/01/28	740	903,088
Series C, 5.00%, 8/01/29	1,555	1,890,616
Series C, 5.00%, 8/01/30	835	1,010,275

		7,258,519
Montana — 0.5%
Gallatin County School District No 7 Bozeman, GO:
4.00%, 12/01/31	340	391,112
4.00%, 12/01/32	305	348,490
4.00%, 12/01/33	255	289,405
4.00%, 12/01/34	360	406,854
Montana State Board of Regents, RB, 5.00%, 11/15/30	1,000	1,218,490
Yellowstone County School District No. 2 Billings, GO, 5.00%, 6/15/30	500	609,480

		3,263,831
Nebraska — 1.0%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	931,472
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,137,760
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/30	1,000	1,175,920
Series A, 5.00%, 1/01/32	2,000	2,337,700
Series A-1, 3.00%, 1/01/33	900	926,361

		6,509,213
Nevada — 1.6%
Clark County Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,862,100
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,222,902

		10,085,002
New Jersey — 21.0%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,222,580
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	6,040	6,733,935
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/26	1,500	1,760,850
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/27	1,000	1,165,680
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,299,190
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,962,959
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,783,537
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 6/15/28	10,000	10,899,600
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 7/01/30	5,000	5,921,950

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	$635	$686,060
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,515	1,712,117
Student Loan, Series 1A, 4.75%, 12/01/21	1,705	1,816,712
New Jersey State Turnpike Authority, 5.00%, 1/01/32	12,000	14,356,560
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,837,400
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.25%, 6/15/26	3,500	3,844,155
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	13,171,200
Transportation Program, Series AA, 5.25%, 6/15/32	2,250	2,495,880
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,519,234
Transportation System, Series B, 5.50%, 6/15/31	13,970	15,561,742
Transportation System, Series C, 5.25%, 6/15/32	10,000	11,042,200
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,475,963
5.00%, 12/01/25	1,345	1,596,354
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,480,724
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	5,000	5,894,400

		130,240,982
New Mexico — 1.3%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 7/01/33	4,510	5,033,882
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 8/01/31	2,500	3,020,375

		8,054,257
New York — 18.3%
Build NYC Resource Corp., Refunding RB, 5.00%, 7/01/33	3,085	3,568,697
City of New York New York, GO, Refunding, Series A, 5.00%, 8/01/29	6,125	7,534,669
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	4,250	4,693,572
Sub-Series D-1, 5.13%, 12/01/17 (a)	2,730	2,923,530
Sub-Series D-1, 5.13%, 12/01/26	1,885	2,018,081
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,702,800
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	3,965,840
County of Nassau New York, GO, Series A:
5.00%, 1/01/32	1,000	1,201,200
5.00%, 1/01/33	3,110	3,721,053
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	6,328,626
5.00%, 11/01/30	655	738,080
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/19 (a)	1,000	1,132,990
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,770,350
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,806,750

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
New York (continued)
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	$5,695	$6,818,510
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,108,627
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 9/15/16 (a)	5	5,085
New York University Hospitals Center, Series A, 5.13%, 7/01/23	1,670	1,917,945
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/19 (a)	1,495	1,702,626
New York State Dormitory Authority, Refunding RB:
4.25%, 9/01/19 (a)	480	530,645
5.00%, 7/01/30	1,555	1,902,527
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	2,475	2,814,694
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,070,540
Port Authority of New York & New Jersey, Refunding RB, 5.00%, 11/01/28	6,185	7,712,881
State of New York Dormitory Authority, RB:
Fordham University, Series A, 5.25%, 7/01/25	900	1,054,611
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/32	9,000	10,583,550
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	10	10,979
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	30	32,938
Mental Health Services (AGM), 5.00%, 2/15/22	3,950	4,331,254
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (a)	10	10,979
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,386,381
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,975,056
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	3,060	3,638,156
State of New York Urban Development Corp., RB, Service Contract, Series B, 5.00%, 1/01/21	7,000	7,643,720
State of New York Urban Development Corp., Refunding RB, Series A, 4.00%, 3/15/37	1,000	1,095,670

		113,453,612
North Carolina — 0.5%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,105	1,107,155
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,748,040

		2,855,195
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	7,249,860
Oklahoma — 0.7%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,452,586
5.00%, 10/01/28	1,265	1,531,649

Municipal Bonds	Par (000)	Value
Oklahoma (continued)
Oklahoma City Public Property Authority, Refunding RB (continued):
5.00%, 10/01/29	$1,400	$1,684,354

		4,668,589
Oregon — 2.2%
Klamath County School District, GO:
5.00%, 6/15/30	1,000	1,207,200
5.00%, 6/15/31	1,000	1,204,980
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 7/01/33	2,500	3,065,775
Oregon State Facilities Authority, Refunding RB, Series A:
Reed College Project, 5.00%, 7/01/29	1,835	2,096,579
5.00%, 11/15/29	1,000	1,186,750
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,349,080
Umatilla County School District No. 16R Pendleton, GO, Series A, 5.00%, 6/15/32	2,000	2,416,300

		13,526,664
Pennsylvania — 5.7%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	2,895	3,028,054
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	9,790,821
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,965,386
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,193,398
5.00%, 11/01/26	2,375	2,778,441
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/32	1,500	1,792,515
Sub-Series B, 5.25%, 12/01/31	4,000	4,565,880
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/20 (a)	6,225	7,490,854

		35,605,349
Puerto Rico — 1.6%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,000	9,766,620
Rhode Island — 1.8%
Narragansett Bay Commission, Refunding RB, Series B, 5.00%, 9/01/32	4,150	5,034,282
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 4/01/29	1,000	1,138,730
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,677,788
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,398,540

		11,249,340
South Carolina — 1.9%
South Carolina State Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/34	10,000	11,980,100
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,140,290
Tennessee — 2.2%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	3,020,179
Series B, 5.00%, 11/01/22	1,000	1,123,580

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	57

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Tennessee (continued)
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (c)	$3,350	$3,576,158
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/35	5,000	5,875,700

		13,595,617
Texas — 6.7%
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,787,208
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 7/01/25	1,500	1,717,680
5.00%, 7/01/32	1,010	1,133,897
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,505,146
Series E, 5.00%, 11/01/27	4,960	5,678,605
Series F, 5.00%, 11/01/31	6,345	7,186,981
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,136,380
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,596,141
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,260,248
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	2,500	2,870,050
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,894,487
5.25%, 8/01/29	1,720	2,040,900
5.25%, 8/01/33	3,000	3,537,660

		41,345,383
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Series A, 5.25%, 10/01/24	5,000	6,253,700
Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	6,241,370
West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,416,680
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,740,585

		6,157,265
Wisconsin — 1.3%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	2,410	2,569,879
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	4,765	5,260,227

		7,830,106
Total Municipal Bonds — 134.1%		830,107,362

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, Refunding RB, 5.00%, 12/01/33	10,000	12,117,580

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Illinois — 1.5%
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	$8,650	$9,091,922
Louisiana — 2.3%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,344,920
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,901,998
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 8/01/29	10,525	11,599,479
New York — 9.4%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,507	3,965,096
City of New York New York, GO, Series I, 5.00%, 3/01/32	7,009	8,392,892
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A, 4.75%, 6/15/30	8,000	8,356,800
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/19 (a)	4,001	4,617,545
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,508,478
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,676,709
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	6,205,336
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	7,000	8,719,410
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	5,501	6,572,067

		58,014,333
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.9%		117,070,232
Total Long-Term Investments (Cost — $876,124,519) — 153.0%		947,177,594

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (g)(h)	12,303,103	12,303,103
Total Short-Term Securities (Cost — $12,303,103) — 2.0%		12,303,103
Total Investments (Cost — $888,427,622) — 155.0%		959,480,697
Other Assets Less Liabilities — 1.7%		9,721,577
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.3)%		(63,131,297)
VMTP Shares, at Liquidation Value — (46.4)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$618,970,977

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	12,303,103	12,303,103	$2,826
FFI Institutional Tax-Exempt Fund	1,356,943	(1,356,943)	—	1,732
Total			12,303,103	$4,558

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(23)	5-Year U.S. Treasury Note	June 2016	$2,781,023	$10,034
(232)	10-Year U.S. Treasury Note	June 2016	$30,174,500	127,018
(50)	Long U.S. Treasury Bond	June 2016	$8,165,625	117,585
Total				$254,637

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	—	—	—	—	$254,637	—	$254,637
For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$(1,555,950)	—	$(1,555,950)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$942,920	—	$942,920

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$40,213,963

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	59

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$947,177,594	—	$947,177,594
Short-Term Securities	$12,303,103	—	—	12,303,103

Total	$12,303,103	$947,177,594	—	$959,480,697

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$254,637	—	—	$254,637

[1]    See above Schedule of Investments for values in each state or political subdivision.

[2]    Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$491,900	—	—	$491,900
Liabilities:
Bank overdraft	—	$(329,693)	—	(329,693)
TOB Trust Certificates	—	(63,101,848)	—	(63,101,848)
VMTP Shares	—	(287,100,000)	—	(287,100,000)

Total	$491,900	$(350,531,541)	—	$(350,039,641)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments April 30, 2016	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,498,940
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	805	898,557
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,193,976

		6,591,473
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,005	1,010,628
Arizona — 0.1%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	280	271,435
California — 13.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,512,840
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,807,931
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	890	1,053,182
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	145	164,463
5.25%, 8/15/49	370	418,037
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,495	1,642,811
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (a)(b):
5.00%, 12/01/41	290	315,564
5.00%, 12/01/46	635	690,423
5.25%, 12/01/56	235	255,466
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	800	896,696
Senior, 5.00%, 5/15/40	5,930	6,737,607
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	450,097
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed Bonds, Series A-1, 5.13%, 6/01/47	2,165	2,111,005
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42 (c)	2,000	732,960
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	3,001,366
6.50%, 4/01/33	14,925	17,391,356
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	924,381
Sub-Series I-1, 6.38%, 11/01/34	1,185	1,417,236
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	720	720,252

		45,243,673

Municipal Bonds	Par (000)	Value
Colorado — 0.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	$1,060	$1,187,539
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,527,419
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	3,385	3,855,752

		5,383,171
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,230,278
Delaware Transportation Authority, RB, 5.00%, 6/01/55	1,165	1,331,187
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,269,185

		6,830,650
District of Columbia — 3.2%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	240	279,408
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,673,895
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (c)	6,590	3,455,862
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (c)	4,830	2,427,703
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (c)	6,515	3,142,705

		10,979,573
Florida — 3.0%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,340	1,520,686
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,333,121
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (d)	3,015	3,950,283
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,085	939,849
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	2,340	2,610,059

		10,353,998
Georgia — 1.9%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	850	1,003,127
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	515	621,775
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	145,999
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	3,465	3,869,608
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	505	572,165

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	61

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Georgia (continued)
Municipal Electric Authority of Georgia, Refunding RB, Series X, 6.50%, 1/01/20	$150	$164,915

		6,377,589
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,545,865
Illinois — 20.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	5,865	7,112,368
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,815	1,754,905
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,555	4,516,237
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	797	800,618
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,146,968
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien:
Project, 5.00%, 11/01/42	3,280	3,566,016
(AGM), 5.25%, 11/01/33	1,325	1,407,322
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	914,907
Illinois Finance Authority, RB, Advocate Health Care Network, Series D, 6.50%, 11/01/18 (d)	5,000	5,708,250
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,837,429
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,615	3,055,131
Senior, Series C, 5.00%, 1/01/37	2,800	3,259,564
Series A, 5.00%, 1/01/38	2,315	2,633,475
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,614,677
Series B-2, 5.00%, 6/15/50	2,500	2,619,350
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	518,786
6.00%, 6/01/28	1,140	1,362,311
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	800	917,168
Series A (NPFGC), 6.70%, 11/01/21	4,690	5,434,537
Series C (NPFGC), 7.75%, 6/01/20	2,160	2,457,367
State of Illinois, GO:
5.00%, 2/01/39	1,540	1,624,900
Series A, 5.00%, 4/01/35	3,000	3,179,730
Series A, 5.00%, 4/01/38	3,640	3,826,623
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	698,891
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	810	911,898
5.00%, 4/01/44	985	1,102,333
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,805,404
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,170	1,170,760

		70,957,925
Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	968,556

Municipal Bonds	Par (000)	Value
Indiana (continued)
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT (continued):
7.00%, 1/01/44	$1,905	$2,350,103
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,872,270
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	488,601
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,546,102
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	405	443,139
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	940,153
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	2,795	3,171,095
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,480,350

		15,260,369
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	960	991,766
5.50%, 12/01/22	2,340	2,435,355
5.25%, 12/01/25	460	495,116
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,290	1,371,322

		5,293,559
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,126,211
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	1,200	964,776

		2,090,987
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,993,993
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,146,031
5.25%, 5/15/31	870	977,671
5.25%, 5/15/32	1,110	1,263,680
5.25%, 5/15/33	1,205	1,350,661
5.25%, 5/15/35	505	568,872

		9,300,908
Maryland — 1.1%
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,513,665
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	476,086
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	750	723,082

See Notes to Financial Statements.

62	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	$785	$939,449

		3,652,282
Massachusetts — 3.1%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,205	2,215,782
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,103,306
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,830	2,940,710
S/F Housing, Series 130, 5.00%, 12/01/32	2,290	2,317,022
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	1,975	2,079,576

		10,656,396
Michigan — 6.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,425	4,923,963
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,559,289
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	880	961,858
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,199,177
McLaren Health Care, 5.75%, 5/15/18 (d)	7,560	8,322,275

		20,966,562
Mississippi — 1.5%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,736,800
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (d)	1,065	1,222,279

		4,959,079
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	290,009
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	273,920

		563,929
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	926,838
5.00%, 9/01/42	1,445	1,587,882

		2,514,720
New Jersey — 6.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,025	1,061,972
5.25%, 11/01/44	1,525	1,571,390
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,085	1,106,928

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	$1,955	$2,163,931
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,624,451
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	245	253,646
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,985	2,286,760
Series E, 5.00%, 1/01/45	2,615	3,020,299
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	3,495	3,707,915
Transportation System, Series A, 5.50%, 6/15/41	1,635	1,785,600
Transportation System, Series B, 5.25%, 6/15/36	2,460	2,648,411

		22,231,303
New York — 15.2%
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	380	380,285
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,416,699
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,460	2,872,493
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,800	1,896,318
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,960	1,950,984
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (d)	7,015	8,031,614
6.50%, 11/15/28	2,390	2,735,690
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	12,752,858
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,372,890
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,860	3,097,494
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	340	373,215
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	850	936,453
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,790	2,154,999
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,368,887
6.00%, 12/01/42	1,250	1,467,087
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	550	550,891
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,300	2,300,023

		51,658,880
North Carolina — 1.8%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,678,266

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	63

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	$1,400	$1,558,018
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	681,531
Carolina Village Project, 6.00%, 4/01/38	2,000	2,090,280

		6,008,095
Ohio — 1.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	4,000	3,870,120
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	660	730,673
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	275	301,623

		4,902,416
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	635	696,728
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	2,108,409
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	850	953,624
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,035	1,086,584
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,270,308

		6,115,653
Rhode Island — 1.7%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	2,645	2,742,812
5.00%, 6/01/50	2,945	3,123,673

		5,866,485
South Carolina — 4.7%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	3,280	3,706,006
AMT, 5.25%, 7/01/55	1,295	1,467,831
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	7,257,916
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,135	3,676,132

		16,107,885
Tennessee — 0.6%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,126,211
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	690	796,432

		1,922,643

Municipal Bonds	Par (000)	Value
Texas — 6.8%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (f)(g)	$1,500	$33,750
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	2,140	2,555,289
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	510	589,106
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	965	1,074,315
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	890,953
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	455	538,242
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (d)	2,000	2,330,220
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	670	695,031
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 6.25%, 1/01/39	7,000	7,885,290
5.00%, 1/01/38	925	1,066,830
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	2,000	2,397,160
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	3,270,643

		23,326,829
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	3,039,874
Virginia — 2.6%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	500	518,215
5.13%, 10/01/42	3,440	3,562,395
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,820,218
6.00%, 1/01/37	2,365	2,799,522

		8,700,350
Washington — 2.3%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	755	861,802
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,730,711
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,149,106

		7,741,619
Wisconsin — 3.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,164,645
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,794,373

See Notes to Financial Statements.

64	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46 (b)	$1,810	$1,898,491

		12,857,509
Total Municipal Bonds — 121.1%		412,471,851

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 6.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (d)	3,271	3,722,446
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	2,610	2,883,058
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	9,480	10,700,739
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (d)	2,290	2,416,225
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,224,293

		20,946,761
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	2,129	2,395,441
Connecticut — 1.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,290,700
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,497,000
Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/18 (d)	2,999	3,237,375
Maryland — 0.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,477,024
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,660,940
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	2,009	2,269,263
New York — 6.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series DD, 5.00%, 6/15/37	6,299	6,853,584
Series FF-2, 5.50%, 6/15/40	1,575	1,785,252
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	1,610	1,892,751
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	6,440	7,686,877

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	$2,595	$3,127,131

		21,345,595
North Carolina — 2.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project:
Series A, 5.00%, 10/01/41	6,239	6,348,061
Series B, 5.00%, 10/01/55	2,550	3,009,408

		9,357,469
Ohio — 5.3%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,577,432
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	15,524,205

		18,101,637
South Carolina — 1.7%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (i)	4,995	5,617,227
Texas — 2.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,520	2,929,676
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,952,330
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT, 5.25%, 9/01/32	890	903,952
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,831	2,165,438

		9,951,396
Washington — 5.2%
Central Puget Sound Regional Transit Authority, RB, Series A (d):
5.00%, 11/01/17	9,000	9,577,620
(AGM), 5.00%, 11/01/17	7,693	8,187,316

		17,764,936
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	2,499	2,711,533
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.6%		131,624,297
Total Long-Term Investments (Cost — $489,113,923) — 159.7%		544,096,148

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (j)(k)	1,981,652	1,981,652
Total Short-Term Securities (Cost — $1,981,652) — 0.6%		1,981,652
Total Investments (Cost — $491,095,575) — 160.3%		546,077,800
Other Assets Less Liabilities — 1.1%		3,905,894
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.3)%		(69,231,019)
VMTP Shares, at Liquidation Value — (41.1)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$340,752,675

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	65

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $13,391,278. See Note 4 of the Notes to Financial Statements for details.

(j)	Current yield as of period end.

(k)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	1,981,652	1,981,652	$295
FFI Institutional Tax-Exempt Fund	783,716	(783,716)	—	501
Total			1,981,652	$796

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(20)	5-Year U.S. Treasury Note	June 2016	$2,418,281	$7,789
(40)	10-Year U.S. Treasury Note	June 2016	$5,202,500	36,175
(18)	Long U.S. Treasury Bond	June 2016	$2,939,625	44,622
(4)	Ultra U.S. Treasury Bond	June 2016	$ 685,375	11,447
Total				$100,033

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$100,033	—	$100,033

[1]    Includes cumulative appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts			—	—	—	—	$(573,853)	—	$(573,853)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts			—	—	—	—	$386,107	—	$386,107

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,790,963

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

66	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period Ended

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$544,096,148	—	$544,096,148
Short-Term Securities	$1,981,652	—	—	1,981,652

Total	$1,981,652	$544,096,148	—	$546,077,800

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$100,033	—	—	$100,033
[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts. Future contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$150,050	—	—	$150,050
Liabilities:
Bank overdraft	—	$(160,770)	—	(160,770)
TOB Trust Certificates	—	(69,195,039)	—	(69,195,039)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	$150,050	$(209,355,809)	—	$(209,205,759)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	67

Statements of Assets and Liabilities

April 30, 2016	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Assets
Investments at value — unaffiliated[1]	$579,574,952	$574,845,632	$394,236,046	$285,271,875
Investments at value — affiliated[2]	4,296,151	2,133,375	1,575,949	866,768
Cash pledged for futures contracts	243,950	200,900	192,550	90,200
Receivables:
Interest	9,890,264	7,346,105	5,602,909	4,027,178
Investments sold	1,081,582	—	145,699	221,165
Dividends — affiliated	235	237	192	81
Deferred offering costs	—	202,794	—	—
Prepaid expenses	17,111	81,833	33,408	31,387

Total assets	595,104,245	584,810,876	401,786,753	290,508,654

Accrued Liabilities
Bank overdraft	68,716	175,432	96,118	63,159
Payables:
Investments purchased	8,576,368	2,362,175	2,242,321	1,625,536
Income dividends — Common Shares	2,150,275	1,790,261	1,216,143	875,767
Investment advisory fees	262,353	237,474	179,076	129,499
Interest expense and fees	38,192	37,670	28,672	22,373
Variation margin on futures contracts	31,875	27,953	27,250	12,594
Officer’s and Directors’ fees	4,768	4,259	2,872	2,099
Other accrued expenses	187,752	173,928	141,625	121,213

Total accrued liabilities	11,320,299	4,809,152	3,934,077	2,852,240

Other Liabilities
TOB Trust Certificates	66,086,523	67,159,660	60,288,863	46,103,103
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000

Total other liabilities	66,086,523	209,659,660	143,988,863	101,103,103

Total liabilities	77,406,822	214,468,812	147,922,940	103,955,343

Net Assets Applicable to Common Shareholders	$517,697,423	$370,342,064	$253,863,813	$186,553,311

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$480,767,479	$313,946,823	$210,782,901	$155,395,939
Undistributed net investment income	461,571	5,704,770	2,021,938	2,403,212
Accumulated net realized loss	(5,699,207)	(9,210,857)	(2,635,055)	(2,474,790)
Net unrealized appreciation (depreciation)	42,167,580	59,901,328	43,694,029	31,228,950

Net Assets Applicable to Common Shareholders	$517,697,423	$370,342,064	$253,863,813	$186,553,311

Net asset value, per Common Share	$14.45	$12.52	$17.95	$16.51

[1] Investments at cost — unaffiliated	$537,574,582	$515,055,654	$350,669,245	$254,101,213
[2] Investments at cost — affiliated	$4,296,151	$2,133,375	$1,575,949	$866,768
[3] Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
[5] Par value per Common Share	$0.10	$0.10	$0.10	$0.10
[6] Common Shares outstanding	35,837,923	29,591,196	14,141,202	11,300,218
[7] Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See Notes to Financial Statements.

68	ANNUAL REPORT	APRIL 30, 2016

Statements of Assets and Liabilities

April 30, 2016	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$301,499,517	$947,177,594	$544,096,148
Investments at value — affiliated[2]	1,352,893	12,303,103	1,981,652
Cash	1,037,654	—	—
Cash pledged for futures contracts	119,150	491,900	150,050
Receivables:
Interest	4,333,849	12,636,558	8,490,651
Investments sold	—	170,000	660,592
Dividends — affiliated	306	2,571	208
Prepaid expenses	29,602	41,240	36,567

Total assets	308,372,971	972,822,966	555,415,868

Accrued Liabilities
Bank overdraft	—	329,693	160,770
Payables:
Investments purchased	2,675,772	—	3,104,634
Income dividends — Common Shares	878,156	2,316,924	1,749,565
Investment advisory fees	133,723	435,982	225,082
Interest expense and fees	14,108	29,449	35,980
Variation margin on futures contracts	8,445	55,655	20,000
Officer’s and Directors’ fees	2,227	257,677	4,021
Other accrued expenses	121,719	224,761	168,102

Total accrued liabilities	3,834,150	3,650,141	5,468,154

Other Liabilities
TOB Trust Certificates	24,428,564	63,101,848	69,195,039
VMTP Shares, at liquidation value of $100,000 per share[3,4]	87,000,000	287,100,000	140,000,000

Total other liabilities	111,428,564	350,201,848	209,195,039

Total liabilities	115,262,714	353,851,989	214,663,193

Net Assets Applicable to Common Shareholders	$193,110,257	$618,970,977	$340,752,675

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$175,117,812	$543,452,920	$285,919,776
Undistributed net investment income	2,569,798	3,400,756	2,759,073
Undistributed net realized gain (accumulated net realized loss)	(15,381,440)	809,589	(3,008,432)
Net unrealized appreciation (depreciation)	30,804,087	71,307,712	55,082,258

Net Assets Applicable to Common Shareholders	$193,110,257	$618,970,977	$340,752,675

Net asset value, per Common Share	$14.84	$16.16	$16.17

[1] Investments at cost — unaffiliated	$270,744,967	$876,124,519	$489,113,923
[2] Investments at cost — affiliated	$1,352,893	$12,303,103	$1,981,652
[3] Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	6,230	15,671	8,400
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	13,009,717	38,296,266	21,079,096
[7] Common Shares authorized	199,993,770	199,984,329	199,991,600

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	69

Statements of Operations

Year Ended April 30, 2016	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Investment Income
Interest	$29,814,011	$25,780,420	$17,984,589	$13,045,220
Dividends — affiliated	849	749	939	583

Total income	29,814,860	25,781,169	17,985,528	13,045,803

Expenses
Investment advisory	3,149,884	2,866,384	2,140,973	1,550,188
Professional	89,469	93,119	78,376	67,211
Accounting services	83,107	83,838	58,524	45,723
Transfer agent	62,866	44,450	28,179	25,386
Officer and Directors	47,229	34,271	23,457	17,254
Custodian	28,140	27,366	19,467	14,525
Printing	13,384	13,091	11,091	9,800
Registration	11,305	9,277	7,607	7,608
Rating agency	—	36,014	35,937	35,900
Miscellaneous	55,266	53,424	45,812	40,759

Total expenses excluding interest expense, fees and amortization of offering costs	3,540,650	3,261,234	2,449,423	1,814,354
Interest expense, fees and amortization of offering costs[1]	567,595	1,916,910	1,324,740	913,902

Total expenses	4,108,245	5,178,144	3,774,163	2,728,256

Less:
Fees waived by the Manager	(108)	(106)	(120)	(64)
Fees paid indirectly	(25)	(7)	(19)	(32)

Total expenses after fees waived and paid indirectly	4,108,112	5,178,031	3,774,024	2,728,160

Net investment income	25,706,748	20,603,138	14,211,504	10,317,643

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,050,629	947,761	(107,197)	278,981
Futures contracts	(891,260)	(680,157)	(681,621)	(469,399)

	1,159,369	267,604	(788,818)	(190,418)

Net change in unrealized appreciation (depreciation) on:
Investments	10,809,687	7,430,000	6,277,751	3,579,508
Futures contracts	521,509	485,622	353,450	216,523

	11,331,196	7,915,622	6,631,201	3,796,031

Net realized and unrealized gain	12,490,565	8,183,226	5,842,383	3,605,613

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$38,197,313	$28,786,364	$20,053,887	$13,923,256

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

70	ANNUAL REPORT	APRIL 30, 2016

Statements of Operations

Year Ended April 30, 2016	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest	$13,328,696	$37,349,292	$25,625,343
Dividends — affiliated	970	4,558	796

Total income	13,329,666	37,353,850	25,626,139

Expenses
Investment advisory	1,643,298	5,210,241	2,709,420
Professional	73,018	110,998	90,751
Accounting services	47,624	119,891	80,025
Transfer agent	23,513	50,013	35,060
Officer and Directors	17,902	46,225	31,748
Custodian	16,628	42,475	25,817
Printing	9,802	17,228	12,833
Registration	7,626	12,014	7,654
Rating agency	35,941	36,199	36,011
Miscellaneous	33,646	66,251	46,997

Total expenses excluding interest expense, fees and amortization of offering costs	1,908,998	5,711,535	3,076,316
Interest expense, fees and amortization of offering costs[1]	1,114,354	3,767,194	1,997,640

Total expenses	3,023,352	9,478,729	5,073,956

Less:
Fees waived by the Manager	(47,443)	(536)	(123)
Fees paid indirectly	(2)	(7)	(106)

Total expenses after fees waived and paid indirectly	2,975,907	9,478,186	5,073,727

Net investment income	10,353,759	27,875,664	20,552,412

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	380,240	8,188,250	1,093,334
Futures contracts	(549,885)	(1,555,950)	(573,853)

	(169,645)	6,632,300	519,481

Net change in unrealized appreciation (depreciation) on:
Investments	3,674,915	12,841,940	2,928,767
Futures contracts	195,331	942,920	386,107

	3,870,246	13,784,860	3,314,874

Net realized and unrealized gain	3,700,601	20,417,160	3,834,355

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$14,054,360	$48,292,824	$24,386,767

[1] Related to TOB Trusts and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	71

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$25,706,748	$26,273,346
Net realized gain	1,159,369	5,836,192
Net change in unrealized appreciation (depreciation)	11,331,196	14,874,709

Net increase in net assets resulting from operations	38,197,313	46,984,247

Distributions to Shareholders[1]
From net investment income	(26,444,665)	(27,131,929)

Capital Share Transactions
Reinvestment of distributions	603,849	169,233

Net Assets
Total increase in net assets	12,356,497	20,021,551
Beginning of year	505,340,926	485,319,375

End of year	$517,697,423	$505,340,926

Undistributed net investment income, end of year	$461,571	$1,216,905

	BlackRock MuniEnhanced Fund, Inc. (MEN)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$20,603,138	$20,952,473
Net realized gain	267,604	325,025
Net change in unrealized appreciation (depreciation)	7,915,622	10,026,252

Net increase in net assets applicable to Common Shareholders resulting from operations	28,786,364	31,303,750

Distributions to Common Shareholders[1]
From net investment income	(21,467,683)	(21,479,266)

Capital Share Transactions
Reinvestment of distributions	320,819	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	7,639,500	9,824,484
Beginning of year	362,702,564	352,878,080

End of year	$370,342,064	$362,702,564

Undistributed net investment income, end of year	$5,704,770	$6,578,502

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	ANNUAL REPORT	APRIL 30, 2016

Statements of Changes in Net Assets

	BlackRock MuniHoldings Fund, Inc. (MHD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$14,211,504	$14,528,126
Net realized gain (loss)	(788,818)	1,349,340
Net change in unrealized appreciation (depreciation)	6,631,201	9,664,433

Net increase in net assets applicable to Common Shareholders resulting from operations	20,053,887	25,541,899

Distributions to Common Shareholders[1]
From net investment income	(14,977,381)	(15,009,484)

Capital Share Transactions
Reinvestment of common distributions	141,585	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	5,218,091	10,532,415
Beginning of year	248,645,722	238,113,307

End of year	$253,863,813	$248,645,722

Undistributed net investment income, end of year	$2,021,938	$2,787,827

	BlackRock MuniHoldings Fund II, Inc. (MUH)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$10,317,643	$10,526,177
Net realized gain (loss)	(190,418)	995,228
Net change in unrealized appreciation (depreciation)	3,796,031	6,304,142

Net increase in net assets applicable to Common Shareholders resulting from operations	13,923,256	17,825,547

Distributions to Common Shareholders[1]
From net investment income	(10,584,214)	(11,006,412)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	3,339,042	6,819,135
Beginning of year	183,214,269	176,395,134

End of year	$186,553,311	$183,214,269

Undistributed net investment income, end of year	$2,403,212	$2,664,406

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	73

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$10,353,759	$10,460,119
Net realized gain (loss)	(169,645)	223,525
Net change in unrealized appreciation (depreciation)	3,870,246	4,969,206

Net increase in net assets applicable to Common Shareholders resulting from operations	14,054,360	15,652,850

Distributions to Common Shareholders[1]
From net investment income	(10,537,871)	(10,537,871)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	3,516,489	5,114,979
Beginning of year	189,593,768	184,478,789

End of year	$193,110,257	$189,593,768

Undistributed net investment income, end of year	$2,569,798	$2,749,831

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$27,875,664	$29,505,488
Net realized gain	6,632,300	5,704,800
Net change in unrealized appreciation (depreciation)	13,784,860	4,474,649

Net increase in net assets applicable to Common Shareholders resulting from operations	48,292,824	39,684,937

Distributions to Common Shareholders[1]
From net investment income	(29,717,903)	(31,311,027)
From net realized gain	(7,044,253)	—

Decrease in net assets resulting from distributions to shareholders	(36,762,156)	(31,311,027)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	11,530,668	8,373,910
Beginning of year	607,440,309	599,066,399

End of year	$618,970,977	$607,440,309

Undistributed net investment income, end of year	$3,400,756	$4,715,865

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

74	ANNUAL REPORT	APRIL 30, 2016

Statements of Changes in Net Assets

	BlackRock MuniVest Fund II, Inc. (MVT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$20,552,412	$20,711,738
Net realized gain	519,481	2,369,918
Net change in unrealized appreciation (depreciation)	3,314,874	10,458,628

Net increase in net assets applicable to Common Shareholders resulting from operations	24,386,767	33,540,284

Distributions to Common Shareholders[1]
From net investment income	(21,039,048)	(21,785,415)

Capital Share Transactions
Reinvestment of common distributions	1,084,558	419,446

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	4,432,277	12,174,315
Beginning of year	336,320,398	324,146,083

End of year	$340,752,675	$336,320,398

Undistributed net investment income, end of year	$2,759,073	$3,245,721

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	75

Statements of Cash Flows

Year Ended April 30, 2016	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$38,197,313	$28,786,364	$20,053,887	$13,923,256
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	103,087,949	68,999,104	26,942,596	19,398,261
Purchases of long-term investments	(104,323,394)	(58,611,664)	(29,562,540)	(21,248,228)
Net proceeds from sales (purchases) of short-term securities	(3,335,056)	(556,190)	(235,602)	(185,288)
Amortization of premium and accretion of discount on investments	103,292	(905,642)	119,523	(102,034)
Net realized gain (loss) on investments	(2,050,629)	(959,630)	84,393	(295,511)
Net unrealized gain on investments	(10,809,687)	(7,430,000)	(6,277,751)	(3,579,508)
(Increase) decrease in assets:
Receivables:
Dividend — affiliated	(235)	(237)	(192)	(81)
Interest	(204,693)	204,855	50,952	2,534
Variation margin on futures contracts	27,704	44,041	18,704	12,938
Prepaid expenses	(386)	(1,156)	(4,269)	(3,760)
Cash pledged for futures contracts	36,050	238,100	(3,550)	40,800
Increase (decrease) in liabilities:
Payables:
investment advisory fees	4,914	(3,579)	1,815	1,205
Interest expense and fees	22,163	19,915	18,238	13,783
Other accrued expenses	52,674	42,104	35,934	31,285
Variation margin on futures contracts	31,875	27,953	27,250	12,594
Officer’s and Directors’ fees	(1,109)	(292)	(226)	(192)

Net cash provided by operating activities	20,838,745	29,894,046	11,269,162	8,022,054

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	9,367,834	8,552,335	3,506,675	2,536,134
Repayments of TOB Trust Certificates	(4,347,276)	(17,486,500)	(1,512)	(1,090)
Cash dividends paid to Common Shareholders	(25,928,019)	(21,145,310)	(14,870,443)	(10,584,214)
Increase in bank overdraft	68,716	175,432	96,118	27,116
Amortization of deferred offering costs	—	9,997	—	—

Net cash used for financing activities	(20,838,745)	(29,894,046)	(11,269,162)	(8,022,054)

Cash
Net increase (decrease) in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$545,432	$1,886,998	$1,306,502	$900,119

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$603,849	$320,819	$141,585	—

See Notes to Financial Statements.

76	ANNUAL REPORT	APRIL 30, 2016

Statements of Cash Flows

Year Ended April 30, 2016	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$14,054,360	$48,292,824	$24,386,767
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	73,277,018	194,121,998	32,142,040
Purchases of long-term investments	(77,306,145)	(189,696,228)	(35,050,283)
Net proceeds from sales (purchases) of short-term securities	2,423,651	(10,946,160)	(1,197,936)
Amortization of premium and accretion of discount on investments	737,320	5,075,145	579,941
Net realized gain (loss) on investments	(395,732)	(8,196,872)	(1,143,383)
Net unrealized gain on investments	(3,674,915)	(12,841,940)	(2,928,767)
(Increase) decrease in assets:
Receivables:
Dividend — affiliated	(306)	(2,571)	(208)
Interest	(156,378)	40,710	51,272
Variation margin on futures contracts	18,141	85,644	23,345
Prepaid expenses	(1,682)	(609)	(5,242)
Cash pledged for futures contracts	63,850	372,100	85,950
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	294	4,601	560
Interest expense and fees	8,490	21,825	22,645
Other accrued expenses	27,429	14,821	46,077
Variation margin on futures contracts	8,445	55,655	20,000
Officer’s and Directors’ fees	(161)	2,260	(227)

Net cash provided by operating activities	9,083,679	26,403,203	17,032,551

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	2,691,259	10,170,000	3,005,799
Repayments of TOB Trust Certificates	(199,413)	—	(250,252)
Cash dividends paid to Common Shareholders	(10,537,871)	(36,953,637)	(19,948,868)
Increase in bank overdraft	—	329,693	160,770
Amortization of deferred offering costs	—	50,741	—

Net cash used for financing activities	(8,046,025)	(26,403,203)	(17,032,551)

Cash
Net increase in cash	1,037,654	—	—
Cash at beginning of year	—	—	—

Cash at end of year	$1,037,654	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,105,864	$3,694,628	$1,974,995

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	$1,084,558

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	77

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.12	$13.56	$14.36	$13.47	$12.14

Net investment income[1]	0.72	0.73	0.77	0.77	0.76
Net realized and unrealized gain (loss)	0.35	0.59	(0.82)	0.90	1.32

Net increase (decrease) from investment operations	1.07	1.32	(0.05)	1.67	2.08

Distributions from net investment income[2]	(0.74)	(0.76)	(0.75)	(0.78)	(0.75)

Net asset value, end of year	$14.45	$14.12	$13.56	$14.36	$13.47

Market price, end of year	$14.74	$14.22	$12.85	$13.96	$13.15

Total Return[3]
Based on net asset value	7.90%	10.11%	0.47%	12.70%	17.90%

Based on market price	9.30%	17.02%	(2.06)%	12.22%	23.99%

Ratios to Average Net Assets
Total expenses	0.81%	0.82%	0.82%	0.83%	0.77%

Total expenses after fees waived and paid indirectly	0.81%	0.82%	0.82%	0.83%	0.77%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.70%	0.71%	0.70%	0.71%	0.70%

Net investment income	5.09%	5.24%	5.84%	5.52%	6.00%

Supplemental Data
Net assets, end of year (000)	$517,697	$505,341	$485,319	$513,923	$481,598

Borrowings outstanding, end of year (000)	$66,087	$61,066	$71,145	$76,451	$61,510

Portfolio turnover rate	18%	22%	19%	19%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

78	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Year Ended April 30,
	2016	2015	2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of year	$12.27	$11.94	$12.63	$12.12		$10.30

Net investment income[1]	0.70	0.71	0.73	0.71		0.69
Net realized and unrealized gain (loss)	0.28	0.35	(0.70)	0.50		1.82
Distributions to AMPS Shareholders from net investment income	—	—	—	—		(0.00)[2]

Net increase from investment operations	0.98	1.06	0.03	1.21		2.51

Distributions to Common Shareholders from net investment income[3]	(0.73)	(0.73)	(0.72)	(0.70)		(0.69)

Net asset value, end of year	$12.52	$12.27	$11.94	$12.63		$12.12

Market price, end of year	$12.55	$11.67	$11.27	$12.65		$11.66

Total Return Applicable to Common Shareholders[4]
Based on net asset value	8.50%	9.49%	1.06%	10.16%		25.12%

Based on market price	14.35%	10.33%	(4.76)%	14.69%		24.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.44%	1.44%	1.50%	1.49%	[5]	1.70%	[5]

Total expenses after fees waived and paid indirectly	1.44%	1.43%	1.50%	1.49%	[5]	1.70%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.90%	0.91%	0.92%	0.96%	[5,7]	1.35%	[5,7]

Net investment income	5.71%	5.76%	6.37%	5.65%	[5]	6.12%	[5]

Distributions to AMPS Shareholders	—	—	—	—		0.03%

Net investment income to Common Shareholders	5.71%	5.76%	6.37%	5.65%		6.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$370,342	$362,703	$352,878	$373,259		$357,017

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$142,500	$142,500	$142,500	$142,500		$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$359,889	$354,528	$347,633	$361,936		$350,538

Borrowings outstanding, end of year (000)	$67,160	$76,094	$73,379	$81,244		$69,282

Portfolio turnover rate	10%	12%	16%	12%		22%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity, and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	79

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$17.59	$16.85	$18.12	$17.36	$14.67

Net investment income[1]	1.00	1.03	1.04	1.07	1.12
Net realized and unrealized gain (loss)	0.42	0.77	(1.22)	1.01	2.67
Distributions to VMTP Shareholders from net realized gain	—	—	—	(0.01)	—
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.42	1.80	(0.18)	2.07	3.78

Distributions to Common Shareholders:[2]
From net investment income	(1.06)	(1.06)	(1.08)	(1.12)	(1.09)
From net realized gain	—	—	(0.01)	(0.19)	—

Total distributions to Common Shareholders	(1.06)	(1.06)	(1.09)	(1.31)	(1.09)

Net asset value, end of year	$17.95	$17.59	$16.85	$18.12	$17.36

Market price, end of year	$18.14	$17.25	$16.01	$18.20	$18.08

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.65%	11.22%	(0.15)%	12.20%	26.57%

Based on market price	11.91%	14.80%	(5.55)%	8.21%	33.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	1.50%	1.64%	1.60%	1.41%	[4]

Total expenses after fees waived and paid indirectly	1.53%	1.50%	1.64%	1.60%	1.41%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.99%	0.99%	1.04%	1.02%	1.09%	[4,6]

Net investment income	5.75%	5.86%	6.48%	5.92%	6.95%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.09%

Net investment income to Common Shareholders	5.75%	5.86%	6.48%	5.92%	6.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$253,864	$248,646	$238,113	$255,911	$243,989

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$403,302	$397,068	$384,484	$405,748	$391,505

Borrowings outstanding, end of year (000)	$60,289	$56,784	$60,238	$69,753	$61,758

Portfolio turnover rate	7%	11%	20%	16%	19%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

80	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.21	$15.61	$16.93	$16.23	$13.74

Net investment income[1]	0.91	0.93	0.95	0.98	1.03
Net realized and unrealized gain (loss)	0.33	0.64	(1.17)	0.93	2.45
Distributions to VMTP Shareholders from net realized gain	—	—	—	(0.01)	—
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.24	1.57	(0.22)	1.90	3.47

Distributions to Common Shareholders:[2]
From net investment income	(0.94)	(0.97)	(1.00)	(1.04)	(0.98)
From net realized gain	—	—	(0.10)	(0.16)	—

Total distributions to Common Shareholders	(0.94)	(0.97)	(1.10)	(1.20)	(0.98)

Net asset value, end of year	$16.51	$16.21	$15.61	$16.93	$16.23

Market price, end of year	$16.23	$15.28	$14.84	$16.75	$16.46

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.25%	10.64%	(0.40)%	11.99%	26.08%

Based on market price	12.90%	9.71%	(4.30)%	9.25%	31.60%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.48%	1.61%	1.59%	1.37%	[4]

Total expenses after fees waived and paid indirectly	1.50%	1.48%	1.61%	1.59%	1.37%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.00%	1.00%	1.04%	1.03%	1.07%	[4,6]

Net investment income	5.66%	5.76%	6.36%	5.81%	6.81%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.05%

Net investment income to Common Shareholders	5.66%	5.76%	6.36%	5.81%	6.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$186,553	$183,214	$176,395	$191,366	$182,624

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$439,188	$433,117	$420,718	$447,938	$432,044

Borrowings outstanding, end of year (000)	$46,103	$43,568	$48,497	$56,354	$48,273

Portfolio turnover rate	7%	11%	18%	16%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	81

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.57	$14.18	$15.31	$14.61	$12.48

Net investment income[1]	0.80	0.80	0.82	0.83	0.89
Net realized and unrealized gain (loss)	0.28	0.40	(1.13)	0.76	2.14
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.08	1.20	(0.31)	1.59	3.02

Distributions to Common Shareholders from net investment income[2]	(0.81)	(0.81)	(0.82)	(0.89)	(0.89)

Net asset value, end of year	$14.84	$14.57	$14.18	$15.31	$14.61

Market price, end of year	$14.31	$13.32	$12.88	$14.92	$14.52

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.24%	9.20%	(1.07)%	11.06%	24.96%

Based on market price	14.09%	9.91%	(7.78)%	8.90%	25.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	1.59%	1.75%	1.80%	1.49%	[4]

Total expenses after fees waived and paid indirectly	1.58%	1.57%	1.67%	1.72%	1.41%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.99%	0.99%	0.99%	1.00%	1.06%	[4,6]

Net investment income	5.49%	5.49%	6.00%	5.48%	6.50%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.08%

Net investment income to Common Shareholders	5.49%	5.49%	6.00%	5.48%	6.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$193,110	$189,594	$184,479	$199,236	$189,567

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$321,966	$317,924	$312,045	$329,007	$317,893

Borrowings outstanding, end of year (000)	$24,429	$21,937	$25,187	$48,934	$41,631

Portfolio turnover rate	25%	11%	46%	34%	30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

82	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.86	$15.64	$16.60	$16.21	$14.45

Net investment income[1]	0.73	0.77	0.80	0.82	0.86
Net realized and unrealized gain (loss)	0.53	0.27	(0.85)	0.58	1.76
Distributions to VRDP Shareholders from net realized gain	—	—	—	(0.01)	—

Net increase (decrease) from investment operations	1.26	1.04	(0.05)	1.39	2.62

Distributions to Common Shareholders:[2]
From net investment income	(0.78)	(0.82)	(0.86)	(0.87)	(0.86)
From net realized gain	(0.18)	—	(0.05)	(0.13)	—

Total distributions to Common Shareholders	(0.96)	(0.82)	(0.91)	(1.00)	(0.86)

Net asset value, end of year	$16.16	$15.86	$15.64	$16.60	$16.21

Market price, end of year	$15.19	$14.47	$14.55	$16.12	$16.45

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.04%	7.27%	0.50%	8.78%	18.74%

Based on market price	12.27%	5.20%	(3.73)%	4.09%	27.56%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.57%	1.52%	1.65%	1.91%	1.88%

Total expenses after fees waived and paid indirectly	1.57%	1.52%	1.65%	1.91%	1.88%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.94%	0.96%	1.00%	1.35% [5]	1.65% [5]

Net investment income to Common Shareholders	4.61%	4.82%	5.28%	4.93%	5.58%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$618,971	$607,440	$599,066	$635,652	$617,437

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	—	—	—	—	$287,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	—	—	—	—	$315,060

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	$287,100	$287,100	$287,100	—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$315,594	$311,578	$308,661	$321,405	—

Borrowings outstanding, end of year (000)	$63,102	$52,932	$69,070	$105,939	$81,430

Portfolio turnover rate	20%	18%	22%	16%	27%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	83

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.01	$15.45	$16.69	$15.91	$13.47

Net investment income[1]	0.98	0.99	1.03	1.06	1.12
Net realized and unrealized gain (loss)	0.18	0.61	(1.19)	0.82	2.41
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.02)

Net increase (decrease) from investment operations	1.16	1.60	(0.16)	1.88	3.51

Distributions to Common Shareholders from net investment income[2]	(1.00)	(1.04)	(1.08)	(1.10)	(1.07)

Net asset value, end of year	$16.17	$16.01	$15.45	$16.69	$15.91

Market price, end of year	$17.38	$16.26	$15.16	$17.31	$16.75

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.61%	10.65%	(0.37)%	11.95%	26.86%

Based on market price	13.88%	14.52%	(5.74)%	10.28%	31.13%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	1.50%	1.63%	1.66%	1.41%	[4]

Total expenses after fees waived and paid indirectly	1.52%	1.50%	1.63%	1.66%	1.41%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.92%	0.92%	0.96%	0.96%	1.04%	[4,6]

Net investment income	6.15%	6.17%	6.93%	6.43%	7.57%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.15%

Net investment income to Common Shareholders	6.15%	6.17%	6.93%	6.43%	7.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$340,753	$336,320	$324,146	$348,998	$330,941

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$343,395	$340,229	$331,533	$349,284	$336,386

Borrowings outstanding, end of year (000)	$69,195	$66,439	$66,715	$99,386	$88,540

Portfolio turnover rate	6%	10%	17%	15%	13%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

84	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds,” or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Non-diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Non-diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Non-diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Non-diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Non-diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Non-diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Non-diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although the Manager is still evaluating the potential impacts of this new guidance, the Funds’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and modification to disclosures in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	85

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

86	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking

ANNUAL REPORT	APRIL 30, 2016	87

Notes to Financial Statements (continued)

entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended April 30, 2016, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$123,632,226	$66,086,523	0.43% - 0.76%	$67,454,450	0.80%
MEN	$127,040,330	$67,159,660	0.43% - 0.88%	$69,769,238	0.69%
MHD	$109,917,517	$60,288,863	0.31% - 0.61%	$58,393,208	0.68%
MUH	$83,245,505	$46,103,103	0.31% - 0.61%	$44,732,425	0.68%
MUS	$48,910,003	$24,428,564	0.43% - 0.66%	$23,196,943	0.74%
MUI	$117,070,232	$63,101,848	0.41% - 0.49%	$55,841,711	0.68%
MVT	$131,624,297	$69,195,039	0.31% - 0.58%	$67,842,354	0.68%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2016, in proportion to its participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2016.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as interest rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

88	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund, except MUI pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment Advisory Fee	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares (other than accumulated dividends)).

Waivers

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended April 30, 2016, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amount waived	$108	$106	$120	$64	$127	$536	$123

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended April 30, 2016, the waiver was $47,316.

Officers and Directors

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended April 30, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
MUI	—	$13,750,208

ANNUAL REPORT	APRIL 30, 2016	89

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended April 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$112,899,762	$54,638,634	$31,804,861	$22,873,764	$79,981,917	$189,696,228	$38,154,917
Sales	$103,295,869	$67,743,118	$27,053,295	$19,544,426	$72,705,013	$193,205,844	$32,262,632

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the reclassification of distributions, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Paid-in capital	—	$(2,460,147)	—	—	—	$(26,130)	$(2,741,816)
Undistributed net investment income	$(17,417)	$(9,187)	$(12)	$5,377	$4,079	$527,130	$(12)
Undistributed net realized gain (accumulated net realized loss)	$17,417	$2,469,334	$12	$(5,377)	$(4,079)	$(501,000)	$2,741,828

The tax character of distributions paid was as follows:

		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income[1]	4/30/2016	$26,226,794	$22,859,540	$15,654,116	$11,096,405	$11,470,423	$32,354,972	$22,451,090
	4/30/2015	26,838,857	22,880,735	15,882,185	11,579,652	11,444,657	34,245,623	22,951,698
Ordinary income[2]	4/30/2016	217,871	3,578	226,494	79,078	—	81,393	91,205
	4/30/2015	293,072	13,467	25	237	348	64,307	312,815
Long-term capital gains[3]	4/30/2016	—	—	—	—	—	7,641,316	—
	4/30/2015	—	—	—	—	—	—	—

Total	4/30/2016	$26,444,665	$22,863,118	$15,880,610	$11,175,483	$11,470,423	$40,077,681	$22,542,295

	4/30/2015	$27,131,929	$22,894,202	$15,882,210	$11,579,889	$11,445,005	$34,309,930	$23,264,513

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended April 30, 2016 as capital gain dividends.

As of period end, the tax components of accumulated net earnings were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	—	$4,365,755	$1,734,493	$1,477,751	$2,344,056	$1,691,747	$1,932,257
Undistributed ordinary income	$98,467	—	—	—	—	1,303,644	34,454
Undistributed long-term capital gains	—	—	—	—	—	3,345,521	—
Capital loss carryforwards	(5,436,917)	(6,965,141)	(1,509,608)	(1,290,302)	(14,742,659)	—	(1,387,597)
Net unrealized gains[1]	42,268,394	58,994,627	42,856,027	31,030,748	30,460,448	69,177,145	54,313,515
Qualified late-year losses[2]	—	—	—	(60,825)	(69,400)	—	(59,730)

Total	$36,929,944	$56,395,241	$43,080,912	$31,157,372	$17,992,445	$75,518,057	$54,832,899

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

90	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

As of April 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MHD	MUH	MUS	MVT
No expiration date[1]	—	$1,466,810	$1,509,608	$1,290,302	$7,633,567	$1,387,597
2017	$2,846,397	3,540,378	—	—	494,294	—
2018	396,366	1,225,298	—	—	6,614,798	—
2019	2,194,154	732,655	—	—	—	—

Total	$5,436,917	$6,965,141	$1,509,608	$1,290,302	$14,742,659	$1,387,597

[1]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2016, the Fund listed below utilized the following amounts of their respective capital loss carryforward:

MUA	$1,698,273
MEN	$775,460
MUH	$99,424
MUS	$108,631
MVT	$851,237

As of April 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$475,360,872	$450,747,695	$292,667,105	$209,004,792	$247,963,400	$826,950,699	$422,091,702

Gross unrealized appreciation	$59,223,316	$59,926,167	$43,936,069	$31,405,614	$30,762,558	$71,389,066	$56,946,386
Gross unrealized depreciation	(16,799,608)	(854,515)	(1,080,042)	(374,866)	(302,112)	(1,960,916)	(2,155,327)

Net unrealized appreciation	$42,423,708	$59,071,652	$42,856,027	$31,030,748	$30,460,446	$69,428,150	$54,791,059

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAV per share.

ANNUAL REPORT	APRIL 30, 2016	91

Notes to Financial Statements (continued)

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MUS invested a significant portion of their assets in securities in the transportation and the county, city, special district, school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MUA	MEN	MHD	MVT
2016	42,352	25,792	7,978	67,729
2015	11,892	—	—	26,032

For the years ended April 30, 2016 and April 30, 2015 for MUH, MUS and MUI shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the Fund’s liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

92	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of the period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

Redemption Terms: MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Liquidity Feature: MEN entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the MEN and the liquidity provider was scheduled to expire on July 7, 2016. MEN renewed the fee agreement, which is scheduled to expire on July 6, 2017 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MEN is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During a special rate period (as described below) the fund may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2016, the average annualized dividend rate for the VRDP Shares was 0.98%.

Special Rate Period: On June 20, 2012, MEN announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MEN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. In May 2015, the special rate period was extended to June 22, 2016. In May 2016, the special rate period was extended to June 21, 2017.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MEN on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the

ANNUAL REPORT	APRIL 30, 2016	93

Notes to Financial Statements (continued)

special rate period, MEN is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MEN does not pay any fees to the liquidity provider and remarketing agent during the special rate period. MEN also pays dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If MEN redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all rating agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements. After June 21, 2017, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the year ended April 30, 2016, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and the VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MHD	12/16/11	837	$83,700,000	1/02/19
MUH	12/16/11	550	$55,000,000	1/02/19
MUS	12/16/11	870	$87,000,000	1/02/19
MUI	12/07/12	2,871	$287,100,000	1/02/19
MVT	12/16/11	1,400	$140,000,000	1/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term dates for MHD, MUH, MUS, MUI and MVT were extended until January 2, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term redemption date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ by or its equivalent by the rating agencies then rating the VMTP Shares then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the rating agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and comply with certain asset coverage and leverage requirements.

For the year ended April 30, 2016, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	1.08%	1.08%	1.07%	1.15%	1.07%

For year ended April 30, 2016, VMTP Shares issued and outstanding of each Fund remained constant.

94	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (concluded)

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of the VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares will be recorded as a deferred charge and amortized over the three-year life of the VMTP Shares.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP and VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on June 1, 2016 to shareholders of record on May 16, 2016:

Common Dividend Per Share
MUA	$0.0600
MEN	$0.0605
MHD	$0.0860
MUH	$0.0775
MUS	$0.0675
MUI	$0.0605
MVT	$0.0830

Additionally, the Funds declared a net investment income dividend on June 1, 2016 payable to Common Shareholders of record on June 15, 2016 as follows:

Common Dividend Per Share
MUA	$0.0575
MEN	$0.0565
MHD	$0.0810
MUH	$0.0745
MUS	$0.0675
MUI	$0.0555
MVT	$0.0790

The dividends declared on Preferred Shares for the period May 1, 2016 to May 31, 2016 for the Funds were as follows:

	Preferred Shares	Series	Dividend Declared
MEN	VRDP Shares	W-7	$156,516
MHD	VMTP Shares	W-7	$99,022
MUH	VMTP Shares	W-7	$65,068
MUS	VMTP Shares	W-7	$102,926
MUI	VMTP Shares	W-7	$339,657
MVT	VMTP Shares	W-7	$165,628

ANNUAL REPORT	APRIL 30, 2016	95

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc., as of April 30, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 23, 2016

96	ANNUAL REPORT	APRIL 30, 2016

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUA, MEN, MHD, MUH, MUS, MUI and MVT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	APRIL 30, 2016	97

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

98	ANNUAL REPORT	APRIL 30, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Catherine A. Lynch 1961	Director and Member of the Audit Committee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof.

[3]    Date shown is the earliest date a person has served on this board. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 228 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 326 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

ANNUAL REPORT	APRIL 30, 2016	99

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Directors for details.
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Corporation’s Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2015, Kathleen F. Feldstein and James T. Flynn retired as Directors of the Funds.

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Director and a Member of the Audit Committee of the Funds.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Director of the Funds.

Effective April 6, 2016, Philip Soccio became a portfolio manager of MUS. The other portfolio managers are Ted Jaeckel and Walter O’Connor.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[1] New York, NY 10179	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Provider Citibank, N.A.[1] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MEN.

100	ANNUAL REPORT	APRIL 30, 2016

Additional Information

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2016	101

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

102	ANNUAL REPORT	APRIL 30, 2016

Additional Information (concluded)

Section 19(a) Notices

MUA’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

April 30, 2016
	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MUA	$0.729849	—	—	$0.008738	$0.738587	99%	—	—	1%	100%

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2016	103

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$38,263	$38,263	$0	$0	$20,502	$20,502	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$20,502	$20,502

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934
(15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2016.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	15	0	0	0	0	0
	$3.74 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	61	0	0	0	0	0
	$32.65 Billion	$0	$0	$0	$0	$0
Walter O’Connor	57	0	0	0	0	0
	$24.64 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in

BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni Intermediate Duration Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 1, 2016